UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

RADIUS HEALTH, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

June 6, 2022

To Our Stockholders:

You are cordially invited to attend the 2022 Annual Meeting of Stockholders of Radius Health, Inc., which will be held online on July 8, 2022, at 10:00 a.m. EDT. You may attend the meeting virtually at www.cesonlineservices.com/rdus22_vm, where you will be able to vote electronically and submit questions. You will need the control number included with these proxy materials to pre-register to attend the Annual Meeting.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting.

We hope that you will be able to join us at our Annual Meeting. Whether or not you expect to attend the Annual Meeting online, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating, and returning the enclosed BLUE proxy card in the enclosed envelope, which requires no postage if mailed in the United States. Instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote virtually via the Internet, even if you have previously submitted your proxy.

Please note that Velan Capital Investment Management LP and Repertoire Partners LP have notified the company of their intention to jointly nominate individuals for election as directors at the Annual Meeting in opposition to the nominees proposed by our Board. You may receive solicitation materials from Velan Capital Investment Management LP and Repertoire Partners LP, including a proxy statement and proxy card. We are not responsible for the accuracy of any information provided by or relating to Velan Investment Management LP and Repertoire Partners LP or their nominees contained in solicitation materials filed or disseminated by them or on their behalf of or any other statements they or their representatives may make.

Thank you for your support.

Sincerely,

G. Kelly Martin

President and Chief Executive Officer

RADIUS HEALTH, INC.

22 Boston Wharf Road, 7th Floor

Boston, Massachusetts 02210

DEFINITIVE PROXY STATEMENT

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On July 8, 2022

To Our Stockholders:

You are invited to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Radius Health, Inc., a Delaware corporation (the “Company”). We are pleased to announce that this year’s Annual Meeting will be a virtual meeting via live webcast on the Internet. You will be able to attend the Annual Meeting, vote and submit your questions during the meeting by visiting www.cesonlineservices.com/rdus22_vm on July 8, 2022, at 10:00 a.m. EDT. To participate in the Annual Meeting, you must pre-register at www.cesonlineservices.com/rdus22_vm by 10:00 a.m. EDT, on July 7, 2022. The Annual Meeting will be held for the following purposes:

1.

To elect Catherine J. Friedman, Jean-Pierre Garnier, Ph.D. and Andrew C. von Eschenbach, M.D., as Class II Directors to serve until the 2025 Annual Meeting of Stockholders, or until their respective successors shall have been duly elected and qualified;

2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

3.

To approve the amendment and restatement of the Restated Certificate of Incorporation of Radius Health, Inc. (the “Restated Certificate of Incorporation”) to eliminate the supermajority voting provisions;

4.	To approve, on a non-binding advisory basis, the compensation of our named executive officers; and

5.	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment thereof.

Holders of record of our common stock at the close of business on June 3, 2022 are entitled to notice of, and to vote at, the Annual Meeting, or any continuation, postponement or adjournment thereof. A complete list of the stockholders of record will be available online for examination by any stockholder for any purpose germane to the Annual Meeting for a period of 10 days prior to the Annual Meeting through an electronic network site that you can gain access to by contacting eholdaway@radiuspharm.com and providing your control number. Such list will also be available for examination by stockholders during the Annual Meeting by logging into www.cesonlineservices.com/rdus22_vm. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.

Our board of directors (the “Board”) recommends you vote the BLUE proxy card “FOR” each of the nominees proposed by our Board for Class II Director, “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022, “FOR” the approval of the amendment and restatement of the Restated Certificate of Incorporation to eliminate the supermajority voting provisions, and “FOR” the advisory vote approving the compensation of our named executive officers.

Please note that Velan Capital Investment Management LP (together with its affiliates and related parties, “Velan”) and Repertoire Partners LP (together with its affiliates and related parties, “Repertoire”) have notified the Company of their intention to jointly nominate individuals for election as directors at the Annual Meeting in opposition to the nominees proposed by our Board. You may receive solicitation materials from Velan and Repertoire, including a proxy statement and proxy card (collectively, the “Velan and Repertoire proxy materials”). We are not responsible for the accuracy of any information provided by or relating to Velan and/or Repertoire or their nominees contained in solicitation materials filed or disseminated by or on behalf of Velan and/or Repertoire or any other statements Velan and/or Repertoire or their representatives may make.

Our Board unanimously recommends that you vote “FOR” the election of each of the nominees proposed by our Board using the enclosed BLUE proxy card or by following the instructions to submit a proxy for your shares over the Internet or by telephone or by voting online during the Annual Meeting. The Board’s Nominating and Corporate Governance Committee has conducted an evaluation of the prospective directors and carefully reviewed and considered the Velan and Repertoire nominees. Our Board urges you not to sign or return any proxy card sent to you by Velan and/or Repertoire. Voting to “withhold” with respect to a Velan and Repertoire nominee on their proxy card is not the same as voting for our Board’s nominees, because a vote to “withhold” with respect to a Velan and Repertoire nominee on their proxy card will revoke any previous vote submitted by you on the BLUE proxy card. If you have previously submitted a proxy card sent to you by Velan and/or Repertoire, you can revoke that proxy and vote for the Board’s nominees and on the other matters to be voted on at the Annual Meeting by using the enclosed BLUE proxy card. Only the latest validly executed proxy that you timely submit will be counted.

It is important that your shares be represented regardless of the number of shares you may hold. All stockholders are cordially invited to attend the Annual Meeting, which will be held online at www.cesonlineservices.com/rdus22_vm. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, PLEASE VOTE AS SOON AS POSSIBLE. YOU ARE URGED TO DATE, SIGN AND RETURN THE BLUE PROXY CARD IN THE ENVELOPE PROVIDED TO YOU, OR TO USE THE TELEPHONE OR INTERNET METHOD OF VOTING DESCRIBED ON YOUR BLUE PROXY CARD, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING VIRTUALLY, SO THAT YOUR SHARES CAN BE VOTED REGARDLESS OF WHETHER YOU ATTEND THE ANNUAL MEETING VIRTUALLY. VOTING NOW WILL NOT LIMIT YOUR RIGHT TO CHANGE YOUR VOTE OR TO ATTEND THE ANNUAL MEETING; IF YOU ARE A HOLDER OF RECORD AND ATTEND THE VIRTUAL ANNUAL MEETING AND DESIRE TO VOTE ONLINE DURING THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY AT SUCH TIME. ONLY THE LATEST VALIDLY EXECUTED PROXY THAT YOU TIMELY SUBMIT WILL BE COUNTED. IF YOUR SHARES ARE HELD IN THE NAME OF A BROKER, BANK OR OTHER HOLDER OF RECORD, FOLLOW THE VOTING INSTRUCTIONS YOU RECEIVED FROM THE HOLDER OF RECORD IN ORDER TO VOTE YOUR SHARES.

By Order of the Board of Directors,

Kim M. Clarke

Secretary

Boston, Massachusetts

June 6, 2022

RADIUS HEALTH, INC.

22 Boston Wharf Road, 7th Floor

Boston, Massachusetts 02210

DEFINITIVE PROXY STATEMENT FOR 2022 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On July 8, 2022

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Radius Health, Inc. of proxies to be voted at our 2022 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held online at www.cesonlineservices.com/rdus22_vm on July 8, 2022 at 10:00 a.m. EDT, and at any continuation, postponement, or adjournment thereof. Holders of record of shares of our common stock, $0.0001 par value (“Common Stock”), at the close of business on June 3, 2022 (the “Record Date”), will be entitled to notice of, and to submit questions and vote electronically at, the Annual Meeting and any continuation, postponement, or adjournment thereof. As of the Record Date, there were 47,600,500 shares of our Common Stock issued and outstanding and entitled to vote at the Annual Meeting. Each share of our Common Stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.

This proxy statement and our annual report to stockholders for the fiscal year ended December 31, 2021 (the “2021 Annual Report”), including a shareholder letter from our Chief Executive Officer (the “Shareholder Letter”), will be released on or about June 6, 2022 to our Record Date stockholders.

In this proxy statement, “we,” “our,” “us,” the “Company,” and “Radius” refer to Radius Health, Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON July 8, 2022

This Proxy Statement and our 2021 Annual Report, including the Shareholder Letter, are available at www.proxyvoting.com/RDUS. To view these materials please have your control number(s) available that appears on your BLUE proxy card.

Proposals

At the Annual Meeting, our stockholders will be asked:

1.

To elect Catherine J. Friedman, Jean-Pierre Garnier, Ph.D. and Andrew C. von Eschenbach, M.D., as Class II Directors to serve until the 2025 Annual Meeting of Stockholders, or until their respective successors shall have been duly elected and qualified;

2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

3.	To approve the amendment and restatement of the Restated Certificate of Incorporation to eliminate the supermajority voting provisions;

4.	To approve, on a non-binding advisory basis, the compensation of our named executive officers; and

5.	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment thereof.

Velan and Repertoire are stockholders of the Company that are reported to beneficially own approximately 3,443,000 shares of our Common Stock as of May 25, 2022. On March 11, 2022, Velan and Repertoire notified the Company of their intention to nominate four individuals for election as directors at the Annual Meeting in opposition to the nominees proposed by our Board. Our Board unanimously recommends that you vote

“FOR” the election of each of the nominees proposed by our Board using the enclosed BLUE proxy card or by following the instructions to submit a proxy for your shares over the Internet or by telephone or voting online at the Annual Meeting. The Board’s Nominating and Corporate Governance Committee evaluated the Velan and Repertoire nominees. The Board urges you to not sign or return any proxy card sent to you by Velan and/or Repertoire. If you have previously submitted a proxy card sent to you by Velan and/or Repertoire, you can revoke that proxy and vote for our Board’s nominees and on the other matters to be voted on at the Annual Meeting using the enclosed BLUE proxy card. Only the latest validly executed proxy that you timely submit will be counted.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s BLUE proxy card will vote your shares in accordance with their best judgment.

Recommendations of the Board

The Board of Directors of Radius Health, Inc. (the “Board of Directors,” “Board,” or “our Board”) recommends that you vote your shares as indicated below using the BLUE proxy card. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. You may also vote your shares online at the Annual Meeting. If not otherwise specified, the shares of Common Stock represented by the BLUE proxy cards will be voted, and our Board recommends that you vote:

1.	“FOR” the election of Catherine J. Friedman, Jean-Pierre Garnier, Ph.D. and Andrew C. von Eschenbach, M.D., as Class II Directors;

2.	“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

3.	“FOR” the amendment and restatement of the Restated Certificate of Incorporation to eliminate the supermajority voting provisions; and

4.	“FOR” the approval, on a non-binding advisory basis, of the compensation of our named executive officers.

Information about this Proxy Statement

Why you received this proxy statement.

You are viewing or have received these Proxy Materials because our Board is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the U.S. Securities and Exchange Commission (the “SEC”) and that is designed to assist you in voting your shares.

Householding.

The SEC’s rules permit us to deliver a single set of this proxy statement and our 2021 Annual Report, including the Shareholder Letter (collectively, the “Proxy Materials”), to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of Proxy Materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Proxy Materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Proxy Materials, contact our proxy solicitor, Morrow Sodali LLC, toll free at 800-662-5200 (in North America) or collect at 203-658-9400, by email at RDUS@info.morrowsodali.com or in writing at 509 Madison Avenue, Suite 1206, New York, New York 10022.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Morrow Sodali LLC at the above phone number or address.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Who is entitled to vote at the Annual Meeting?

The Record Date for the Annual Meeting is June 3, 2022. You are entitled to vote at the Annual Meeting, and any adjournment or postponements thereof, only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of Common Stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were 47,600,500 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting.

May I see a list of stockholders entitled to vote as of the record date?

A list of stockholders of record as of the close of business on the Record Date will be available online for examination by any stockholder for any purpose germane to the Annual Meeting for a period of 10 days prior to the Annual Meeting through an electronic network site that you can gain access to by contacting eholdaway@radiuspharm.com.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder holds shares in his or her name. For these shares, your set of Proxy Materials has been sent to you directly by us. You may vote your shares by proxy prior to the Annual Meeting by following the instructions contained on the enclosed BLUE proxy card.

Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf. With respect to these shares, your set of Proxy Materials has been forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting.

Am I entitled to vote if my shares are held in “street name”?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these Proxy Materials are being provided to you by your bank or brokerage firm, along with a BLUE voting instruction form. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in street name and you would like to vote at the Annual Meeting, you will need to obtain a legal proxy from the bank or brokerage firm holding your shares.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, virtually via the Internet or by proxy, of the holders of a majority in voting power of the Common Stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum. Under the General Corporation Law of the State of Delaware (the “DGCL”), abstentions and broker non-votes count as present for establishing a quorum but will not be counted as votes cast.

Who can attend the Annual Meeting?

You may attend the Annual Meeting online only if you are a Radius stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. In order to attend the virtual Annual Meeting, you will need to pre-register by 10:00 a.m., EDT, on July 7, 2022. To pre-register for the meeting, please follow these instructions:

Registered Stockholders

Stockholders of record as of the Record Date may register to participate in the Annual Meeting remotely by visiting the website www.cesonlineservices.com/rdus22_vm. Please have your proxy card, containing your control number, available and follow the instructions to complete your registration request. After registering, stockholders will receive a confirmation email with a link and instructions for accessing the virtual Annual Meeting. Requests to register to participate in the Annual Meeting remotely must be received no later than 10:00 a.m., EDT, on July 7, 2022.

Beneficial Stockholders

Stockholders whose shares are held through a broker, bank or other nominee as of the Record Date may register to participate in the Annual Meeting remotely by visiting the website www.cesonlineservices.com/rdus22_vm.

Please have your BLUE voting instruction form, notice, or other communication containing your control number available and follow the instructions to complete your registration request. After registering, stockholders will receive a confirmation email with a link and instructions for accessing the virtual Annual Meeting. Requests to register to participate in the Annual Meeting remotely must be received no later than 10:00 a.m., EDT, on July 7, 2022.

Questions on How to Pre-register

If you have any questions or require any assistance with pre-registering, please contact the Company’s proxy solicitor:

Morrow Sodali LLC

509 Madison Avenue, Suite 1206

New York, New York 10022

Call Toll Free: 800-662-5200 (in North America)

or Collect: 203-658-9400

Email: RDUS@info.morrowsodali.com

How can I vote my shares virtually and participate at the Annual Meeting?

This year’s Annual Meeting will be held entirely online to allow greater participation. Radius stockholders of record may participate in the Annual Meeting by visiting the website www.cesonlineservices.com/rdus22_vm. However, even if you plan to virtually attend the Annual Meeting, we recommend that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting. In order to attend the virtual Annual Meeting, you will need to pre-register by 10:00 a.m. EDT on July 7, 2022. To pre-register for the meeting, please follow the instructions above.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, (i) the chair of the Annual Meeting or (ii) a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present virtually via the Internet or represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented.

What does it mean if I receive more than one set of Proxy Materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each set of Proxy Materials, please submit your proxy by phone, via the Internet, or by signing, dating, and returning the enclosed BLUE proxy card in the enclosed envelope.

How do I vote?

Having your shares represented and voted at the Annual Meeting is extremely important. WHETHER OR NOT YOU PLAN TO VIRTUALLY ATTEND THE ANNUAL MEETING, PLEASE VOTE AS SOON AS POSSIBLE. YOU ARE URGED TO DATE, SIGN AND RETURN THE BLUE PROXY CARD IN THE ENVELOPE PROVIDED TO YOU, OR TO USE THE TELEPHONE OR INTERNET METHOD OF VOTING DESCRIBED ON YOUR BLUE PROXY CARD, EVEN IF YOU PLAN TO VIRTUALLY ATTEND THE ANNUAL MEETING, SO THAT YOUR SHARES CAN BE VOTED REGARDLESS OF WHETHER YOU ATTEND THE ANNUAL MEETING. IF YOUR SHARES ARE HELD IN THE NAME OF A BROKER, BANK OR OTHER HOLDER OF RECORD, FOLLOW THE VOTING INSTRUCTIONS YOU RECEIVED FROM THE HOLDER OF RECORD IN ORDER TO VOTE YOUR SHARES.

If you are a stockholder of record, there are several ways to vote your shares:

•	by Telephone—You can vote by telephone by calling (866) 540-5757 and following the instructions on the BLUE proxy card;

•	by Internet—You can vote over the Internet at www.proxyvoting.com/RDUS by following the instructions on the BLUE proxy card;

•	by Mail—You can vote by mail by signing, dating, and mailing the BLUE proxy card; or

•	during the Annual Meeting—You may vote during the Annual Meeting by visiting the website www.cesonlineservices.com/rdus22_vm.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., EDT, on July 7, 2022. Mailed proxy cards must be received by July 7, 2022 in order to be counted at the Annual Meeting.

If your shares are held in street name through a bank or broker, you will need to use the enclosed BLUE voting instruction form for your shares to be voted. Telephone and Internet voting also may be offered to stockholders owning shares through certain banks and brokers. Common Stock represented by properly executed BLUE proxy cards received by the Company and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given in the BLUE proxy card, properly executed BLUE proxy cards will be voted “FOR” the election of each of the nominees proposed by our Board for Class II Director, “FOR” the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, “FOR” the amendment and restatement of the Restated Certificate of Incorporation to eliminate the supermajority voting provisions, and “FOR” the advisory vote approving the compensation of the Company’s named executive officers.

Can I change my vote after I submit my proxy?

Yes. If you have previously submitted a proxy card sent to you by Velan and Repertoire, you can revoke that proxy card and vote for our Board’s nominees and on the other matters to be voted on at the Annual Meeting. Submitting a proxy card sent to you by Velan and Repertoire-even if you “withhold” your vote on a

Velan and Repertoire nominee-will revoke votes you have previously made on the Company’s BLUE proxy card. Only the latest validly executed proxy that you timely submit will be counted. Accordingly, if you wish to vote pursuant to the recommendation of our Board, you should disregard and not return any proxy card that you may receive from Velan and Repertoire. If you are a registered stockholder, you may revoke your proxy and change your vote by:

•	submitting a duly executed proxy bearing a later date;

•	granting a subsequent proxy through the Internet or telephone;

•	giving written notice of revocation to the Secretary of Radius prior to or at the Annual Meeting; or

•	voting online during the Annual Meeting by going to the website www.cesonlineservices.com/rdus22_vm.

Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Annual Meeting online by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote online during the Annual Meeting.

If your shares are held in street name, you must follow the instructions on your BLUE voting instructions form for revoking or changing your prior voting instructions.

Why are you holding a virtual Annual Meeting?

Our Annual Meeting will be a virtual meeting that will be conducted live via webcast. We are excited to continue to utilize technology to provide ready access, real-time communication and cost savings for our shareholders and us. We believe that hosting a virtual Annual Meeting will more efficiently facilitate shareholder attendance and participation fully and equally from any location in the world. You will bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies, but you will incur no costs of traveling to the meeting. A virtual Annual Meeting makes it possible for more shareholders (regardless of size, resources, or physical location) to have direct access to information more quickly, while saving us and our shareholders time and money, especially as physical attendance at meetings has fallen. We also believe that the online tools we have selected will increase shareholder communication.

What do I do if I have technical problems during the virtual Annual Meeting?

We encourage shareholders to log into the virtual Annual Meeting at least 15 minutes prior to the start of the Annual Meeting to test their Internet connectivity.

What if I do not specify how my shares are to be voted?

If you submit a BLUE proxy card but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of our Board. The recommendations of our Board are indicated above under the heading “Recommendations of the Board,” as well as with the description of each proposal in this proxy statement.

Will any other business be conducted at the Annual Meeting?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s BLUE proxy card will vote your shares in accordance with their best judgment.

How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes required	Effect of Votes Withheld, Abstentions, and Broker Non-Votes
Proposal 1—Election of Directors	A plurality of the votes cast. This means that a nominee will be elected as a Class II Director if such nominee receives a plurality of the votes cast at the Annual Meeting.	Abstentions and broker non-votes, if any, will have no effect.

Proposal 2—Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) by the holders entitled to vote on the proposal.	Abstentions and broker non-votes, if any, will have no effect.

Proposal 3—Amendment and Restatement of Restated Certificate of Incorporation to Eliminate Supermajority Voting Provisions	The affirmative vote of the holders of at least two-thirds in voting power by the holders entitled to vote on the proposal.	Abstentions and broker non-votes, if any, will have the same effect as a vote against.

Proposal 4—Non-Binding Advisory Vote on Named Executive Officer Compensation	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) by the holders entitled to vote on the proposal.	Abstentions and broker non-votes, if any, will have no effect.

What is an abstention and how will votes withheld and abstentions be treated?

An “abstention,” in the case of the proposals to be voted on at the Annual Meeting, represents a stockholder’s affirmative choice to decline to vote on a proposal. Abstentions are counted as present and entitled to vote for purposes of determining a quorum. Abstentions with respect to the proposal to amend and restate the Restated Certificate of Incorporation to eliminate supermajority voting provisions will have the same effect as a vote “against” the proposal. Abstentions have no effect on the other proposals to be voted upon at the Annual Meeting.

What are broker non-votes and do they count for determining a quorum?

A broker generally may not vote on “non-routine” matters without receiving your specific voting instructions. A “broker non-vote” occurs when a broker holding shares in street name votes shares on some matters at the meeting but not others. Like abstentions, broker non-votes are counted as present and entitled to vote for quorum purposes but are not counted as votes cast. At the Annual Meeting, your broker will not be able to submit a vote on the election of directors, the amendment and restatement of the Restated Certificate of Incorporation to eliminate the supermajority voting provisions, the advisory votes on named executive officer compensation or the Velan and Repertoire proposal unless it receives your specific instructions. If your broker nominee does not receive your specific instructions for these proposals, it will submit a broker non-vote if it has the discretion to vote, without instruction, on the ratification of the appointment of the independent registered public accounting firm, as outlined below.

Although votes on the appointment of the independent registered public accounting firm are normally considered “routine” matters such that a broker may vote without instructions from beneficial owners to the extent that your broker provides you with the Velan and Repertoire proxy materials, it will not be able to vote your shares without your specific instructions and there will be no broker non-votes at the Annual Meeting. To the extent that your broker nominee does not provide you with the Velan and Repertoire proxy materials, your broker nominee will be able to vote on the appointment of the independent registered public accounting firm on the BLUE proxy card even if it does not receive your instructions.

Where can I find the voting results of the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting, and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC shortly after the Annual Meeting.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies on behalf of the Board. In addition to these Proxy Materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding Proxy Materials to beneficial owners.

The Company has engaged Morrow Sodali LLC (“Morrow Sodali”) to solicit proxies from stockholders in connection with the Annual Meeting. Morrow Sodali expects that approximately 25 of its employees will assist in the solicitation of proxies. The Company will pay Morrow Sodali a fee not to exceed $325,000 plus costs and expenses. In addition, Morrow Sodali and certain related persons will be indemnified against certain liabilities arising out of or in connection with the engagement.

The Company estimates that its additional out-of-pocket expenses beyond those normally associated with soliciting proxies for the Annual Meeting as a result of the potential proxy contest will be $1,375,000 in the aggregate, of which approximately $535,000 has been spent to date. Such additional solicitation costs are expected to include the fees incurred to retain Morrow Sodali as the Company’s proxy solicitor, as discussed above, fees of outside counsel, and fees of public relation advisors to advise the Company in connection with a possible contested solicitation of proxies, increased mailing costs, such as the costs of additional mailings of solicitation materials to stockholders, including printing costs, mailing costs and the reimbursement of reasonable expenses of banks, brokerage houses and other agents incurred in forwarding solicitation materials to beneficial owners, as described above, and the costs of retaining an independent inspector of elections.

FORWARD-LOOKING STATEMENTS

This proxy statement contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, relating to future events. Such statements are only predictions and involve risks and uncertainties, resulting in the possibility that the actual events or performance will differ materially from such predictions. For a nonexclusive list of major factors which could cause the actual results to differ materially from the predicted results in these forward-looking statements, please refer to the “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2021, and in our subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K.

BACKGROUND OF THE SOLICITATION

On February 23, 2022, Olshan Frome Wolosky LLP (“Olshan”) sent a letter to the Company requesting a copy of the Company’s questionnaire for director nominations. The letter did not identify which shareholder(s) Olshan was making this request on behalf of.

On March 7, 2022, Velan and Repertoire filed a joint Schedule 13D, disclosing their entrance into a Group Agreement on February 15, 2022, under which they agreed to coordinate their activities with respect to the Company, as well as a Joint Filing Agreement on March 7, 2022. The Schedule 13D reported that each of Velan and Repertoire owned 1,371,400 shares of the Company’s Common Stock, collectively constituting 5.8% of the Company’s outstanding stock and economic exposure to approximately 8.2% of the Company’s outstanding common stock. Shortly after this filing, Velan and Repertoire sent an e-mail to employees of the Company, including G. Kelly Martin, President and Chief Executive Officer, Peter Schwartzman, Vice President, Corporate Finance and Ethan Holdaway, Head of Investor Relations, indicating their intent to deliver a formal nomination notice requesting an extension of the director nomination deadline.

On March 10, 2022, Owen Hughes and Kim M. Clarke held a call with Velan and Repertoire on which Velan and Repertoire expressed that they had no concerns with the composition of the Board, but that their issue was with the current allocation of the Company’s capital. On this call Velan and Repertoire requested further insight into the Company’s operations and again indicated their intent to nominate directors to the Board.

Also on March 10, 2022, on a call later that day, the Company offered to extend the director nomination deadline and provide further insight if Velan and Repertoire agreed to enter into a confidentiality agreement, which Velan and Repertoire initially indicated was agreeable to them. On a separate call later the same day, Olshan, Ms. Clarke and the Company’s counsel, Ropes & Gray LLP (“Ropes & Gray”), discussed the potential deadline extension and confidentiality agreement. In a subsequent email the same day, Olshan indicated its clients were rejecting this proposal to enter a confidentiality agreement to receive the extension on the nomination deadline and indicated Velan and Repertoire would be filing their nomination the next day.

On March 11, 2022, Velan and Repertoire delivered notice of their intention to nominate four director candidates to the Board at the Annual Meeting, including Dr. Eric J. Ende, R. John Fletcher, Cynthia L. Flowers, and Ann MacDougall.

On March 15, 2022, Velan and Repertoire filed an amendment to their Schedule 13D disclosing their intention to nominate the four above named individuals as nominees for election to the Board at the Annual Meeting.

On March 25, 2022, Ropes & Gray held a call with Olshan to discuss the Company’s Nominating and Corporate Governance Committee potentially interviewing the Velan and Repertoire nominees. The following day, Olshan indicated in an email to Ropes & Gray that Velan and Repertoire were only willing to consent to this after a settlement framework was in place.

On April 18, 2022, Velan and Repertoire filed with the SEC a preliminary proxy statement in connection with the Annual Meeting. Also on April 18, 2022, Velan and Repertoire amended their Schedule 13D that had been previously filed with the SEC to disclose the filing of its preliminary proxy statement in connection with the Annual Meeting and to disclose an increase in its ownership to 6.6% of the Company’s outstanding common stock and economic exposure to approximately 9.1% of the Company’s outstanding common stock.

On April 19, 2022, Olshan delivered a request on behalf of Velan to the Company requesting the inspection of certain stockholder list materials and related information of the Company. In connection with the sharing of the stockholder list materials and related information, the Company and Velan entered into a confidentiality agreement on April 27, 2022. The Company responded to this request with materials on May 3, 2022.

On May 20, 2022, the Company filed its preliminary proxy statement in connection with the Annual Meeting.

On May 24, 2022, Velan delivered notice of the withdrawal of Mr. Fletcher as a director nominee. Also on May 24, 2022, Velan and Repertoire filed with the SEC an amendment to its preliminary proxy statement in connection with the Annual Meeting, to disclose, among other matters, the withdrawal of Mr. Fletcher as a director nominee.

On May 25, 2022, Velan and Repertoire amended their Schedule 13D that had been previously filed with the SEC to disclose the withdrawal of Mr. Fletcher as a director nominee and to disclose an increase in its ownership to approximately 7.2% of the Company’s outstanding common stock and economic exposure to approximately 9.7% of the Company’s outstanding common stock.

PROPOSAL 1—ELECTION OF DIRECTORS

At the Annual Meeting, three (3) Class II Directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2025 and until such director’s successor is elected and qualified or until such director’s earlier death, resignation, or removal.

We currently have ten (10) Directors on our Board. The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that a nominee will be elected as a Class II Director if such nominee receives a plurality of the votes cast at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

Our Board is currently divided into three (3) classes with staggered, three-year terms. At each annual meeting of stockholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting of stockholders following election or such director’s death, resignation, or removal, whichever is earliest to occur. The current class structure is as follows: Class I, whose term will expire at the 2024 Annual Meeting of Stockholders; Class II, whose current term will expire at the 2022 Annual Meeting of Stockholders, and if re-elected, whose new term will expire at the 2025 Annual Meeting of Stockholders; and Class III, whose term will expire at the 2023 Annual Meeting of Stockholders. The current Class I Directors are Owen Hughes, Jennifer Ann Jarrett and G. Kelly Martin; the current Class II Directors are Catherine J. Friedman, Jean-Pierre Garnier, Ph.D. and Andrew C. von Eschenbach, M.D.; and the current Class III Directors are Willard H. Dere, M.D., Susan Vissers Lisa, Sean Murphy and Machelle Sanders.

Velan and Repertoire have notified the Company of their intention to jointly nominate individuals for election as directors at the Annual Meeting in opposition to the nominees proposed by our Board. Our Board unanimously recommends that you vote “FOR” the election of each of the nominees proposed by our Board using the enclosed BLUE proxy card or by following the instructions to submit a proxy for your shares over the Internet or by telephone or by voting online during the Annual Meeting. The Board’s Nominating and Corporate Governance Committee has conducted an evaluation of the prospective directors and carefully reviewed and considered the Velan and Repertoire nominees. Our Board urges you not to sign or return any proxy card sent to you by Velan and/or Repertoire. Voting to “withhold” with respect to a Velan and Repertoire nominee on their proxy card is not the same as voting for our Board’s nominees, because a vote to “withhold” with respect to a Velan and Repertoire nominee on their proxy card will revoke any previous proxy submitted by you. If you have previously submitted a proxy card sent to you by Velan and/or Repertoire, you can revoke that proxy and vote for the Board’s nominees and on the other matters to be voted on at the Annual Meeting by using the enclosed BLUE proxy card. Only the latest validly executed proxy that you timely submit will be counted.

Exhibit A sets forth information relating to our directors, including nominees for directors at the Annual Meeting, and certain of our officers and employees who are considered “participants” in our solicitation under the rules of the SEC by reason of their position as directors of the Company, as nominees for directors or because they were soliciting proxies on our behalf.

If you have any questions or need assistance voting your shares, please contact Morrow Sodali LLC, the Company’s proxy solicitor, at:

Morrow Sodali LLC

509 Madison Avenue, Suite 1206

New York, New York 10022

Call Toll Free: 800-662-5200 (in North America)

or Collect: 203-658-9400

Email: RDUS@info.morrowsodali.com

As indicated in our Restated Certificate of Incorporation and our Amended and Restated Bylaws, the authorized number of directors may be changed only by resolution of our Board. Any additional directorships resulting from an increase in the number of directors would be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of the outstanding shares of our Common Stock.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of Common Stock represented by the proxy “FOR” the election to our Board, as Class II Directors, the persons whose names and biographies appear below unless you indicate on the BLUE proxy card a vote to “WITHOLD” your vote with respect to any of the nominees. All of the persons whose names and biographies appear below are currently serving as our directors. In the event any of the nominees should become unable to serve or for good cause will not serve as a director, it is intended that votes will be cast for a substitute nominee designated by our Board, or our Board may elect to reduce its size. Our Board has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this proxy statement and to serve if elected.

Vote Required

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that a nominee will be elected as a Class II Director if such nominee receives a plurality of the votes cast at the Annual Meeting. Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote on this proposal.

Class II Directors (Terms to Expire at the 2022 Annual Meeting)

The following table sets forth certain information regarding the members of our Board who are Class II Directors, including their positions with the Company and ages as of the Annual Meeting.

Name	Age	Director Since	Position
Catherine J. Friedman	61	2015	Director
Jean-Pierre Garnier, Ph.D.	74	2015	Director
Andrew C. von Eschenbach, M.D.	80	2021	Director

The principal occupations and business experience, for at least the past five years, of each Class II Director are as follows:

Catherine J. Friedman has served on our Board since August 2015. She is a business executive with nearly 40 years of experience across finance, technology, and healthcare. Ms. Friedman is an Executive Venture Partner at GV, where she is a senior member of the investing team and advises the life sciences portfolio. Ms. Friedman has spent 15 years on the boards of leading public and private life sciences and technology companies. Recently, in addition to her role as Chair of the Board at Grail (acquired by Illumina), a biotechnology company, she has been an independent director at Vividion Therapeutics (acquired by Bayer), a biotechnology company, Lyell Immunopharma, a biotechnology company, Seer, Altaba (formerly Yahoo!), a management investment company, and Revolution Healthcare Acquisition Corp, a blank check company. Earlier in her career, Ms. Friedman spent nearly 24 years with Morgan Stanley. She held several executive positions, including Managing Director, Head of West Coast Healthcare, and co-head of Morgan Stanley’s biotechnology practice. Ms. Friedman holds a B.A. in economics from Harvard University and an M.B.A from The University of Virginia’s Darden School of Business. She is currently a foundation trustee for the University of California San Francisco and the University of Virginia’s Darden School of Business. We believe Ms. Friedman is qualified to serve as a member of our Board due to her extensive experience as a member on various boards of directors, her educational background and her previous leadership and management roles.

Jean-Pierre Garnier, Ph.D., has served on our Board since December 2015. Dr. Garnier is a member of the Board of Directors of Carrier Global Corporation (“CGC”), a global provider of building and cold chain technologies, where he has served since 2020 and also serves as Chair of the governance committee and a member of the compensation committee. Prior to joining CGC’s Board, Dr. Garnier served as a member of United Technologies Corporation’s Board from 1997 until 2020. Dr. Garnier also serves as Chairman of the Board of CARMAT SA, a medical device company focused on the development of a total artificial heart, Chairman of the Board of Cellectis, S.A., a biopharmaceutical company developing genome-edited technologies for cancer immunotherapy, and an Operating Partner at Advent International, a global private equity firm. Previously, Dr. Garnier served as the Chairman of the Board of Idorsia Ltd., a biopharmaceutical company, from 2017 to 2019, Chairman of the Board of Actelion Ltd., a biopharmaceutical company, from 2010 to 2017, Chairman of Alzheon, Inc., a biotechnology company, from 2016 to 2019, and a board member of Renault S.A., a global automobile manufacturer, from 2007 to 2017. In addition, Dr. Garnier previously served as Chief Executive Officer of Pierre Fabre SA, a pharmaceutical company, from 2008 to 2010, as Chief Executive Officer and Executive Member of the Board of Directors of GlaxoSmithKline plc from 2000 to 2008, as Chief Executive Officer of SmithKline Beecham plc, a pharmaceutical company, in 2000 and as Chief Operating Officer and Executive Member of the Board of Directors of SmithKline Beecham plc from 1996 to 2000. Dr. Garnier was previously a member of the Stanford Advisory Council on Interdisciplinary Biosciences, Weill Cornell Medical College, and the Dubai International Capital Advisory Board. He is also a member of the Advisory Board of the Newman’s Own Foundation, a non-profit charitable foundation. Dr. Garnier received his M.Sc. in Pharmaceutical Science and Ph.D. in Pharmacology from Louis Pasteur University in France and M.B.A. from Stanford University. We believe Dr. Garnier is qualified to serve as a member of our Board because of his significant business and professional experience, including his extensive experience in the life sciences industry, membership on various boards of directors and his previous leadership and management roles.

Andrew C. von Eschenbach, M.D., has served on the Board since January 2021. Dr. von Eschenbach has been the President of Samaritan Health Initiatives, Inc., a health care policy consultancy, and an Adjunct Professor at University of Texas MD Anderson Cancer Center, since 2010. From 2005 to 2009, Dr. von Eschenbach served as Commissioner of the U.S. Food and Drug Administration (the “FDA”). He was appointed Commissioner of the FDA after serving for four years as Director of the National Cancer Institute at the National Institutes of Health. As a researcher, clinician and administrator, Dr. von Eschenbach served for 26 years at the University of Texas MD Anderson Cancer Center as Chairman of Urology, Director of the Prostate Cancer Research Program and Executive Vice President and Chief Academic Officer. He earned a B.S. from St. Joseph’s University and a medical degree from Georgetown University School of Medicine in Washington, D.C., where he completed a residency in surgery and urology and then a fellowship in urologic oncology. Dr. von Eschenbach has served as a director of Cellularity, Inc., a biopharmaceutical company, since 2017 of Bausch Health Companies, a biopharmaceutical company, since 2018, and of Wren Therapeutics Limited, a biopharmaceutical company since November 2019. Previously, Dr. von Eschenbach served on the Boards of Banyan Biomarkers, Inc. a medical diagnostics company from 2012 until 2020, COTA, Inc., a medical informatics company, from 2015 to 2020, HistoSonics, Inc., a medical device company, from 2010 until 2019, and Viamet Pharmaceuticals, Inc., a biopharmaceutical company, from 2011 to 2018. We believe Dr. von Eschenbach’s broad experience serving as a director of public and private companies and non-profit organizations in the pharmaceutical and healthcare industries as well as his service as Commissioner of the FDA qualify him to serve as a member of the Board.

Recommendation

Our Board recommends that stockholders vote “FOR” the election of the Class II Director nominees using the BLUE proxy card, and BLUE proxy cards solicited by our Board will be voted in favor thereof, unless a stockholder has indicated otherwise on the proxy.

Class I Directors (Terms to Expire at the 2024 Annual Meeting)

The following table sets forth certain information regarding the members of our Board who are Class I Directors, including their positions with the Company and ages as of the Annual Meeting.

Name	Age	Director Since	Position
Owen Hughes	47	2013	Chairman of the Board
Jennifer Ann Jarrett	51	2022	Director
G. Kelly Martin	63	2020	President, Chief Executive Officer and Director

The principal occupations and business experience, for at least the past five years of each Class I Director are as follows:

Owen Hughes has served on our Board since April 2013 and as Chairman of the Board since March 2020. He is currently the Chief Executive Officer of a private biotech company focused on addressing toxic proteinopathies and is the former Chief Executive Officer and co-founder of Cullinan Oncology, a publicly-traded oncology company from September 2017 to October 2021. Previously, Mr. Hughes served as the Chief Business Officer and Head of Corporate Development at Intarcia Therapeutics, Inc. (“Intarcia”), a biotechnology company focused on type II diabetes, from February 2013 to September 2017. Prior to his operating roles, Mr. Hughes spent 16 years on Wall Street in various capacities, including roles at Brookside Capital, an operating division of Bain Capital and Pyramis Global Advisors, a Fidelity Investments Company. Mr. Hughes is the former lead independent director of Translate Bio, Inc., a messenger RNA therapeutics company purchased by Sanofi Ventures, and currently serves on the Board of Wren Therapeutics Limited, a biopharmaceutical company focused on the development of small molecules for protein misfolding diseases. Mr. Hughes received his B.A. from Dartmouth College. We believe Mr. Hughes is qualified to serve as a member of our Board because of his extensive business and professional experience, including his experience in the venture capital industry and years of analyzing development opportunities in the life sciences sector.

Jennifer Ann Jarrett joined our Board in May 2022. She has served as Arcus Biosciences Inc.’s Chief Operating Officer since October 2020 and as a member of their Board since January 2019. Ms. Jarrett served as Vice President, Corporate Development and Capital Markets at Uber, Inc., a technology company providing a platform for mobility, delivery and freight services, from January 2019 to October 2020 and prior to that, served as Arcus Biosciences Inc.’s Chief Operating and Financial Officer from June 2018 to January 2019, and as their Chief Business Officer and Chief Financial Officer from March 2017 to June 2018. From April 2016 to September 2016, Ms. Jarrett was the Chief Financial Officer of Medivation, Inc., a biopharmaceutical company, which was acquired by Pfizer Inc. Prior to that, Ms. Jarrett spent 20 years in investment banking, most recently as Managing Director at Citigroup from July 2010 to April 2016, where she was responsible for managing their west coast life sciences investment banking practice. Before that, Ms. Jarrett was a Director and Managing Director at Credit Suisse from 2000 to 2010, and an associate at Donaldson, Lufkin & Jenrette from 1998 to 2000. During her tenure as an investment banker, Ms. Jarrett covered biotechnology and pharmaceutical companies, primarily in the San Francisco Bay Area. She currently serves on the board of directors of Syndax Pharmaceuticals, Inc., and previously served on the board of Arena Pharmaceuticals, Inc. until its acquisition by Pfizer in March 2022, Audentes Therapeutics until its acquisition by Astellas Pharma Inc. in January 2020 and Consonance HFW. Ms. Jarrett holds a B.A. in Economics, cum laude, from Dartmouth College and an M.B.A. from Stanford Graduate School of Business. We believe Ms. Jarrett is qualified to serve as a member of our Board because of her extensive business experience in the pharmaceutical industry, her deep operational knowledge of the company and her service as a director of various other biopharmaceutical companies.

G. Kelly Martin has served as our President and Chief Executive Officer and as a member of our Board since April 2020. Prior to joining us, Mr. Martin held the position of Chief Executive Officer of Novan, Inc., a clinical-stage nitric oxide biotechnology company, from April 2018 to February 2020, where he also acted as interim Chief Executive Officer from June 2017 until April 2018. Prior to joining Novan, Inc., Mr. Martin was the Chief

Executive Officer of Malin Corporation PLC, a life sciences investment company, from August 2015 to October 2017. For over a decade, Mr. Martin was Chief Executive Officer of Elan Corporation plc, an Ireland-based pharmaceutical company focused on neurodegenerative diseases, which was sold to the Perrigo Company in 2013. He is currently Executive Chairman of Wren Therapeutics Limited, a biopharmaceutical company. Mr. Martin’s professional career started in finance having spent 22 years at Merrill Lynch & Co. Inc., where over the course of his career he worked in Tokyo, London, and New York. During that time, he had the opportunity to lead several global operating divisions for the company. We believe that Mr. Martin’s service as our Chief Executive Officer together with his extensive executive experience in the biopharmaceutical industry qualifies him to serve on our Board.

Class III Directors (Terms to Expire at the 2023 Annual Meeting)

The following table sets forth certain information regarding the members of our Board who are Class III Directors, including their positions with the Company and ages as of the Annual Meeting.

Name	Age	Director Since	Position
Willard H. Dere, M.D.	68	2014	Director
Susan Vissers Lisa	53	2022	Director
Sean Murphy	69	2020	Director
Machelle Sanders	58	2021	Director

Willard H. Dere, M.D., has served on our Board since November 2014. Dr. Dere has served as the B. Lue and Hope S. Bettilyon Presidential Endowed Chair in Internal Medicine for Diabetes Research; Associate Vice President of Research for University of Utah Health Sciences; Co-Director of the Center for Clinical and Translational Science; Co-Director of the Center for Genomic Medicine; and Professor of Internal Medicine at the University of Utah School of Medicine since November 2014. Prior to that, he served at Amgen Inc. (“Amgen”), a biopharmaceutical company, as the Senior Vice President, Global Development from December 2004 to June 2007, and from April 2014 to October 2014, and as International Chief Medical Officer from January 2007 to April 2014. Before he joined Amgen in 2003, Dr. Dere served as Vice President of Endocrine, Bone and General Medicine Research and Development at Eli Lilly and Company, a pharmaceutical company, where he also held various other roles in clinical pharmacology, regulatory affairs, and both early-stage translational, and late-stage clinical research. Dr. Dere received B.A. degrees in History and Zoology and a M.D. degree from the University of California, Davis. He currently serves as a director of BioMarin Pharmaceutical Inc., Mersana Therapeutics, Inc., and Seres Therapeutics, Inc., each biotechnology companies. Dr. Dere previously served as a director of Ocera Therapeutics, a biotechnology company, from 2016 until 2017. We believe Dr. Dere is qualified to serve as a member of our Board because of his strong medical background and extensive experience in the pharmaceutical industry.

Susan Vissers Lisa joined our Board in May 2022. Ms. Lisa has worked in capital markets for over thirty years, with a focus in healthcare equity markets and healthcare investor relations for the past twenty years. She most recently served as Senior Vice President, Investor Relations, for CVS Health Corporation, a leading health services provider of retail pharmacy, pharmacy benefits, and healthcare benefits programs, from June 2021 to April 2022. Previously, Ms. Lisa served as Vice President, Investor Relations, for Boston Scientific Corporation, a global manufacturer of medical devices used in a broad range of interventional medical specialties, from December 2013 to June 2021. Prior to Boston Scientific, Ms. Lisa served as Senior Director, Investor Relations and Corporate Development, for Abiomed, Inc., a leading provider of medical technology that provides circulatory support and oxygenation, from March 2012 to November 2013. Prior to her investor relations roles, Ms. Lisa held roles of increasing responsibility at Merrill Lynch, including Managing Director and Head of Americas Specialist Sales, Healthcare Specialist Sales, and Equity Research Analyst. She began her career at JPMorgan Chase, working as a convertible bond sales/trader and in healthcare investment banking. Ms. Lisa earned an M.B.A. with a concentration in Finance from New York University—Stern School of Business and a B.A. in Political Science and Economics from Duke University. We believe Ms. Lisa is qualified to serve as a member of our Board because of her extensive business and professional experience, including her healthcare-focused experience working in the fields of investor relations and capital markets.

Sean Murphy has served on our Board since August 2020. He was the co-founder of and has previously served as an Executive Vice President of, Malin Corporation plc, a healthcare investment firm. From 2011 until 2018, Mr. Murphy also served as a senior advisor at Evercore Partners, an investment banking advisory firm. From December 1979 to March 2010, Mr. Murphy served as the head of corporate mergers and acquisitions and business development at Abbott Laboratories, a company engaged in the discovery, development, manufacture, and sale of a range of healthcare products. Mr. Murphy currently serves on the Boards of TriSalus Life Sciences, an immune-oncology company, Xenex Disinfection Services LLC, a biotechnology company, Immucor, Inc., an in vitro diagnostics company, and Prenosis Inc., a biotechnology company. He has previously served on the Boards of Poseida Therapeuticals, a biotechnology company from 2017 to 2021, Melinta Therapeutics, Inc., a life sciences company, from 2015 to 2018, Novan, Inc., a clinical-stage nitric oxide biotechnology company, from 2015 to 2018 and Nordion, Inc., a life sciences company, from 2010 until 2017. Mr. Murphy received his M.S. in Finance from the University of Illinois at Urbana-Champaign and his B.B.A. in Business Administration and Finance from Western Illinois University. We believe that Mr. Murphy’s extensive experience and leadership in the life sciences and financial industries qualify him to serve on our board of directors.

Machelle Sanders joined our Board in January 2021. Ms. Sanders currently serves as the Secretary of Commerce of the State of North Carolina, a position to which she was appointed in February 2021 by Governor Roy Cooper. Prior to being appointed as North Carolina’s Secretary of Commerce, Ms. Sanders served as Secretary of the North Carolina Department of Administration from January 2017 until February 2021. In the private sector, Ms. Sanders was most recently responsible for the Multiple Sclerosis franchise’s pharmaceutical operations and technology operational strategy at Biogen, Inc., a multinational biotechnology company, where she served in executive leadership roles from 2009 until 2016. She also was Vice President of Manufacturing and General Manager for Biogen’s RTP, NC facility, the company’s largest global manufacturing operation. Ms. Sanders has also held leadership positions in manufacturing, global quality assurance and quality control at Biogen, Inc., Purdue Pharmaceuticals, and Diosynth-Akzo Nobel, a company that developed and offered manufacturing processes for active ingredients for pharmaceutical companies. Ms. Sanders currently serves on the Board of Novan, Inc., a clinical-stage nitric oxide biotechnology company. We believe that Ms. Sanders’s broad and extensive knowledge of pharmaceutical and biotechnology manufacturing operations and quality systems and leadership experience qualifies her to serve on our board of directors.

We believe that all of our current Board members possess the professional and personal qualifications necessary for Board service and have highlighted particularly noteworthy attributes for each Board member in the individual biographies above.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ratification of Independent Auditors

Our Audit Committee has appointed Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Our Board has directed that this appointment be submitted to our stockholders for ratification. Although ratification of our appointment of Deloitte is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

Deloitte also served as our independent registered public accounting firm for the fiscal year ended December 31, 2021. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of Deloitte is expected to attend the Annual Meeting and will have the opportunity to make a statement and be available to respond to appropriate questions from stockholders.

In the event that the appointment of Deloitte is not ratified by our stockholders, our Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2023. Even if the appointment of Deloitte is ratified, our Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change would be in the best interests of Radius and our stockholders.

Independent Registered Public Accounting Firm Fees and Other Matters

The following table summarizes the fees of Deloitte, our independent registered public accounting firm, for the fiscal years ended December 31, 2021 and 2020, in each of the following categories:

Fee Category	2021	2020
Audit Fees[1]	$1,048,000	$858,000
Audit-Related Fees	—	—
Tax Fees	20,300	—
All Other Fees	—	—

Total Fees	$1,068,300	$858,000

1

“Audit Fees” consist of fees for the integrated audit of our consolidated financial statements and the effectiveness of our internal control over financial reporting and review of our unaudited interim financial statements included in our quarterly reports on Form 10-Q during the year ended December 31, 2021.

Audit Committee Pre-Approval Policy and Procedures

Our Audit Committee has adopted a policy (the “Pre-Approval Policy”) which sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by our independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage our independent registered public accounting firm to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by our Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by our independent registered public accounting firm has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by our Audit Committee. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. On an annual basis, our Audit Committee reviews and generally pre-approves the planned services (and related fee levels or budgeted amounts) that may be provided by our independent registered public accounting firm without further Audit Committee approval. Specific Audit Committee pre-approval is required for our independent registered public accounting firm services which are not pre-approved planned services. Our Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations. During 2021 and 2020, all services provided by Deloitte, were pre-approved by the Audit Committee in accordance with this policy.

Vote Required

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) by the holders entitled to vote on the proposal. Abstentions and broker non-votes, if any, will have no effect on the outcome of this proposal.

Recommendation

Our Board recommends that stockholders vote, using the BLUE proxy card, “FOR” the Ratification of the Appointment of Deloitte as our Independent Registered Public Accounting Firm, and proxies solicited by our Board will be voted in favor thereof, unless a stockholder has indicated otherwise on the proxy.

AUDIT COMMITTEE REPORT

The information contained in this report is not “soliciting material,” is not deemed “filed” with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that the Company specifically incorporates it by reference into that filing.

The Audit Committee has reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2021 and has discussed these financial statements with management of the Company and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that the independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”).

The Company’s independent registered public accounting firm has also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526, Communications with Audit Committees Concerning Independence, describing all relationships between the independent registered public accounting firm and Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the Company’s independent registered public accounting firm the accounting firm’s independence from the Company. Based on its discussions with management of the Company and the Company’s independent registered public accounting firm, and its review of the representations and information provided by management of the Company and the Company’s independent registered public accounting firm, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

Catherine J. Friedman (Chair)

Willard H. Dere, M.D.

Sean Murphy

PROPOSAL 3—APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE CERTIFICATE OF INCORPORATION TO ELIMINATE THE SUPERMAJORITY VOTING PROVISIONS

The Board has deemed it advisable and in the best interests of the Company to amend and restate the Restated Certificate of Incorporation (as so amended and restated, the “Amended Certificate of Incorporation”) subject to stockholder approval, to eliminate the requirement of an affirmative vote of the holders of at least two-thirds of the voting power of the outstanding shares of capital stock of the Company (the “Supermajority Voting Standard”) entitled to vote to amend or repeal, or to adopt any provision inconsistent with, Articles Six, Seven, Eight, Nine, Ten and Eleven of the Restated Certificate of Incorporation.

The Board regularly reviews our corporate governance practices to consider whether such practices remain in the best interests of the Company and its stockholders. The Board believes that the Supermajority Voting Standard potentially impedes proper consideration of the views of stockholders. The Board also considered the evolution of corporate governance practices and that, even without the supermajority vote, the Company has appropriate safeguards to protect the interests of all stockholders and to discourage a would-be acquirer from proceeding with a proposal that undervalues the Company or is opportunistic and to assist the Board in responding to such proposals. The Board also considered that under certain circumstances, supermajority voting requirements can provide benefits to the Company and all its stockholders by making it more difficult for one or a few large stockholders to facilitate a takeover of the Company or implement certain significant changes to the Company without more widespread stockholder support. After careful consideration, the Board has deemed it advisable and in the best interests of the Company to amend and restate the Restated Certificate of Incorporation to provide for a majority voting standard by which stockholders may amend or repeal, or adopt any provision inconsistent with, such provisions.

If the Amended Certificate of Incorporation is approved by our stockholders, each Supermajority Voting Standard in our Restated Certificate of Incorporation, as referenced above and described below, will be removed and replaced by a simple majority voting requirement. The proposed text of the Amended Certificate of Incorporation is attached as Appendix A to this proxy statement.

The Company’s Restated Certificate of Incorporation requires certain fundamental corporate actions be approved by the holders of two-thirds of the voting power of the outstanding shares of capital stock of the Company entitled to vote, including, among other things, actions relating to the following:

•	The amendment of the Amended and Restated Bylaws

•	Changing the liability of directors for breaches of fiduciary duties

•	Revising certain provisions relating to the management of the Company’s business, including with regards to Board composition and action

•	Altering the ability of stockholders to act by written consent

•	Altering the ability of stockholders to call special meetings

•	Changing the current forum selection provision

If the Amended Certificate of Incorporation is approved by the stockholders at the Annual Meeting, a Certificate of Amendment will be filed with the Secretary of State of the State of Delaware to effect the Amended Certificate of Incorporation as soon as practicable after the Annual Meeting. The Amended Certificate of Incorporation differs from the Restated Certificate of Incorporation only with respect to the elimination of the Supermajority Voting Standard as described herein.

The Board reserves the right to abandon the Amended Certificate of Incorporation without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of State of Delaware of the Certificate of Amendment to the Company’s Restated Certificate of Incorporation, even if the proposed Amended Certificate of Certification has been authorized by our stockholders at the Annual Meeting.

Vote Required

This proposal requires the affirmative vote of the holders of at least two-thirds of the voting power of the outstanding shares of capital stock of the Company. Abstentions and broker non-votes, if any, will have the same effect as a vote “against” this proposal.

Recommendation

Our Board recommends that stockholders vote, using the BLUE proxy card, “FOR” the Approval of the Amendment and Restatement of the Certificate of Incorporation to Eliminate the Supermajority Voting Provisions, and proxies solicited by our Board will be voted in favor thereof, unless a stockholder has indicated otherwise on the proxy.

PROPOSAL 4—NON-BINDING ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

This proposal gives our stockholders the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers. Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), at our 2021 Annual Meeting of Stockholders, our stockholders cast an advisory vote with respect to the frequency of future stockholder advisory votes on executive compensation. Based on the results of that vote, we determined to hold the stockholder non-binding advisory vote on executive compensation annually.

As described in detail under the heading “Compensation Discussion and Analysis,” our executive compensation programs are designed to attract, motivate, and retain our named executive officers, who are critical to our success. Please read the “Compensation Discussion and Analysis” section of this proxy statement for additional details about our executive compensation programs. We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, is required by Section 14A of the Exchange Act and gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies, and practices for named executive officers described in this proxy statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, by a non-binding advisory vote, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2022 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion.”

The say-on-pay vote is advisory, and therefore not binding on the Company, our Board or Compensation Committee. However, our Board and Compensation Committee value the opinions of our stockholders and will take into consideration the advisory vote results when making decisions regarding executive compensation.

Vote Required

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) by the holders entitled to vote on the proposal. Abstentions and broker non-votes, if any, will have no effect on the outcome of this proposal.

Recommendation

Our Board recommends that stockholders vote, using the BLUE proxy card “FOR” the Non-Binding Advisory Vote on the Compensation of our Named Executive Officers, and proxies solicited by our Board will be voted in favor thereof, unless a stockholder has indicated otherwise on the proxy.

EXECUTIVE OFFICERS

The following table sets forth certain information regarding our executive officers, including their ages as of the Annual Meeting.

Name	Age	Position
G. Kelly Martin	63	President, Chief Executive Officer and Director
Mark William Conley, CPA[1]	60	Vice President, Chief Financial Officer and Treasurer
Danielle Holtschlag	44	Vice President, Sales
Elizabeth Messersmith, Ph.D.[2]	61	Senior Vice President, Neuroscience Group
Chhaya Shah	58	Senior Vice President, Chief Business Officer

1	The Board appointed Mr. Conley as an executive officer of the Company, in March 2022.
2	The Board appointed Dr. Messersmith as an executive officer of the Company, in February 2022.

For biographical information pertaining to Mr. Martin, who is a director and executive officer of the Company, see the section of the proxy statement entitled “Proposal 1 – Class I Directors (Terms to Expire at the 2024 Annual Meeting).”

Mark William Conley, CPA, has served as our Vice President, Chief Financial Officer and Treasurer since March 2022. Prior to joining us, Mr. Conley served as Vice President of Finance for Kaleido Biosciences, a clinical stage business focused on the development of novel microbiome metabolic therapies. From August 2012 through January 2020, Mark worked for Valeritas, Inc., a medical device manufacturer and developer of drug delivery solutions for patients with diabetes. During his time at Valeritas he served as Vice President, Corporate Controller and Treasurer, and Director of Financial Planning & Analysis. Subsequently, in February 2020, Valeritas filed a voluntary petition for bankruptcy protection under Chapter 11 of Title 11 of the United States Code after manufacturing was hampered by shutdowns in China and elsewhere resulting from COVID-19. The filing was made in the United States Bankruptcy Court for the District of Delaware (the “Court”). In March 2020, Valeritas obtained approval from the Court for the sale of its business operations to Zealand Pharma, A/S. Previously, Mr. Conley was the Global Finance Director of the radiation instrumentation business at Thermo Fisher Scientific from 2007 to 2012. In addition, he served at Iron Mountain, Inc., an enterprise information management services company, as Vice President, Financial Planning & Analysis from 2005 to June 2007 and Division Controller from 1998 to 2004, as Chief Financial Officer and Controller at HoltraChem , a bulk chemical manufacturer and distributor, Group from 1996 to 1998 and in successive financial leadership roles including Operations Controller at Haemonetics Corporation, a provider of blood and plasma supplies and services, from 1991 to 1996. Mr. Conley earned a B.S. in Accounting from Oklahoma State University, an M.B.A. from Bryant College, and is a Certified Public Accountant.

Danielle Holtschlag has served as our Vice President of Sales since September 2021. Ms. Holtschlag came to Radius with over 20 years’ experience in the industry. She joined Radius from PharmaEssentia in the rare oncology space. Prior to PharmaEsssentia, Ms. Holtschlag worked for Intarcia Therapeutics, a biopharmaceutical company, supporting the commercial side of the business. Ms. Holtschlag has previously worked for several companies in the Biologics and Orthopedics categories, including 7 years at Genzyme, a biotechnology company, all on the commercial side of the business. Ms. Holtschlag holds a B.A. in Cultural Anthropology from Princeton University.

Elizabeth Messersmith, Ph.D., has served as our Senior Vice President, Neuroscience Group since March 2021. Dr. Messersmith joined Radius to build and advance assets in the Neuroscience therapeutic area, focusing on rare indications. In this role, she will utilize her degree in neuroscience, over 25 years of scientific and clinical translation experience leading 15 pivotal programs, to guide the neuroscience effort at Radius. Before joining Radius, Dr. Messersmith held various leadership roles to advance assets through drug development, from bench to patient. Formerly at Novan, Inc., a pharmaceutical company, since 2018, she was the Chief Development Officer, overseeing the development of a late phase pivotal asset. In this role, she was responsible for multiple disciplines, including Medical, Clinical Operations, Biometrics, and Regulatory Affairs. Before Novan, Dr. Messersmith was the Senior Vice President at Quark Pharmaceuticals, Inc. (2016), a private Softbank-funded company. There, she managed three late phase global clinical trials in major- and rare-disease. Prior to Quark, she was the head of research and development for Balance Therapeutics, Inc., a pharmaceutical company, and established the infrastructure for that organization to introduce a product back into clinical trials. Dr. Messersmith began her industry career at Elan Pharmaceuticals, a neuroscience-focused biotechnology company, in 1997, where she held various leadership roles over 11 years across Research and Development, advancing many candidates from a pharmacological target to a product in the clinic. Dr. Messersmith holds a B.S. in biology and a M.S. in physiology from the University of Kansas, and a Doctorate in neuroscience from the University of Texas, Health Science Center at Houston.

Chhaya Shah has served as our Senior Vice President and Chief Business Officer since June 2020. Previously, Ms. Shah served as our Senior Vice President, Technical Operations from July 2018 until June 2020. Since joining Radius, Ms. Shah has built our supply chain, distribution, and pharmaceutical science capabilities, focused on developing and delivering medicine to patients. She joined Radius from Synergy Pharmaceuticals, Inc., a biopharmaceutical company, where she held the position of Senior Vice President, Technical Operations from December 2015 until July 2018, with oversight of its manufacturing, technical operations, quality assurance, and information technology functions. Prior to Synergy, Ms. Shah served in various leadership roles at Shire Pharmaceuticals LLC, a pharmaceutical and medicine manufacturing company, from October 2004 until December 2015. Ms. Shah holds a B.S. in electrical engineering from Wilkes University.

CORPORATE GOVERNANCE

General

Our Board has adopted Corporate Governance Guidelines, a Code of Conduct and Business Ethics and charters for our Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist our Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters and our Code of Conduct and Business Ethics in the “Corporate Governance” section of the “Investors” page of our website located at www.radiuspharm.com, or by writing to our Secretary at our offices at 22 Boston Wharf Road, 7th Floor, Boston, Massachusetts, 02210. Information contained on or accessible through our website is not a part of this Proxy Statement, and the inclusion of our website address herein is an inactive textual reference only.

Board Composition

Our Board currently consists of ten (10) members: Willard H. Dere, M.D., Catherine J. Friedman, Jean-Pierre Garnier, Ph.D., Owen Hughes, Jennifer Ann Jarrett, Susan Vissers Lisa, G. Kelly Martin, Sean Murphy, Machelle Sanders, and Andrew C. von Eschenbach, M.D. As indicated in our Restated Certificate of Incorporation and our Amended and Restated Bylaws, the authorized number of directors may be changed only by resolution of our Board. Any additional directorships resulting from an increase in the number of directors would be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of the outstanding shares of our Common Stock.

Our Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting following election or such director’s death, resignation, or removal, whichever is earliest to occur.

Majority Voting in Director Elections

Our directors must be elected by a majority of votes cast in uncontested elections and by a plurality of votes cast in contested elections, which occurs where the number of director nominees exceeds the number of directors to be elected. Any incumbent director who is not re-elected must tender his or her resignation to our Board. Our Nominating and Corporate Governance Committee will make a recommendation to our Board as to whether to accept or reject the resignation, or whether other action should be taken. Our Board will act on the recommendation and publicly disclose its decision within 90 days following certification of the voting results. An incumbent director who tenders his or her resignation may not participate in such decisions of our Nominating and Corporate Governance Committee or our Board.

Director Independence

Our Board has affirmatively determined that each of Willard H. Dere, M.D., Catherine J. Friedman, Jean-Pierre Garnier, Ph.D., Owen Hughes, Jennifer Ann Jarrett, Susan Vissers Lisa, Sean Murphy, Machelle Sanders, and Andrew C. von Eschenbach, M.D. is an “independent director,” as defined under Nasdaq rules. In evaluating and determining the independence of the directors, our Board considered the relationships that each such director has with our Company and all other facts and circumstances that our Board deemed relevant in determining their independence, including the beneficial ownership of our Common Stock by each such director.

Director Candidates

Our Nominating and Corporate Governance Committee is responsible for searching for qualified director candidates for election to our Board and filling vacancies on our Board. To facilitate the search process, our Nominating and Corporate Governance Committee may solicit our current directors and executives for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. Our Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates or consider director candidates recommended by our stockholders. Once potential candidates are identified, our Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the committee of candidates for election as a director. To the extent feasible, candidates are interviewed by our Nominating and Corporate Governance Committee, other members of our Board, and members of our executive management.

In considering whether to recommend any particular candidate for inclusion in our Board’s slate of recommended Director nominees, our Nominating and Corporate Governance Committee will apply the criteria set forth in our Corporate Governance Guidelines. These criteria include the candidate’s integrity, ethics, and values; practical business judgment; experience in corporate management and finance; relevant social policy concerns; professional and academic experience relevant to our industry and operations; and experience as a board member or executive officer of another publicly held company. Our Nominating and Corporate Governance Committee also considers the candidate’s diversity of expertise and experience in substantive matters pertaining to our business relative to other Board members, as well as diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience. Our Board evaluates each individual in the context of our Board as a whole, with the objective of assembling a group that can best perpetuate our success and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, our Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of our Board.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential Director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, Radius Health, Inc., 22 Boston Wharf Road, 7th Floor, Boston, Massachusetts, 02210. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Committee will evaluate candidates recommended by stockholders by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Board Diversity

Our Board values diversity as to experience, gender, and ethnicity/race, as well as to talents, ages, skills, viewpoints, professional experiences, geographies, and educational backgrounds. Our Nominating and Corporate Governance Committee does not have a policy (formal or informal) with respect to diversity, but takes into consideration each candidate’s ability, judgment and experience and the overall diversity and composition of our Board when recommending director nominees. Currently, five out of ten of our Board members are diverse in race, ethnicity and/or gender, as indicated in the below table:

Board Diversity Matrix (as of June 6, 2022)

Total Number of Directors	10
	Male	Female	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	6	4	—	—
Part II: Demographic Background
African American or Black	—	1	—	—
Alaskan Native or Native American	—	—	—	—
Asian	1	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	5	3	—	—
Two or More Races or Ethnicities	—	—	—	—

LGBTQ+	—

Did Not Disclose Demographic Background	—

Communications from Stockholders

Our Board will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. Our Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the Directors as he or she considers appropriate.

Communications are forwarded to all Directors if they relate to important substantive matters and include suggestions or comments that our Secretary and Chairman of our Board consider to be important for the Directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to our Board should address such communications to our Board of Directors by writing: c/o Secretary, Radius Health, Inc., 22 Boston Wharf Road, 7th Floor, Boston, Massachusetts, 02210.

For a stockholder communication directed to an individual Director in his or her capacity as a member of our Board, stockholders may send such communication to the attention of the individual Director by writing: c/o Chairman of the Board, Radius Health, Inc., 22 Boston Wharf Road, 7th Floor, Boston, Massachusetts, 02210. We will forward any such stockholder communication to each Director, and the Chairman in his capacity as a representative of our Board, to whom such stockholder communication is addressed, unless there are safety or security concerns that mitigate against further transmission.

Board Leadership Structure and Role in Risk Oversight

Our Board is currently chaired by Mr. Hughes. Our Board believes that separation of the positions of Chairman and Chief Executive Officer reinforces the independence of our Board from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of our Board as a whole. As such, Mr. Martin serves as our President and Chief Executive Officer while Mr. Hughes serves as the Chairman of the Board but is not an officer of the Company.

Our Board and Board committees have an active role in overseeing management of our risks. Our Board regularly reviews information regarding our credit, liquidity, and operations, as well as the risks associated with each. Our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. Our Audit Committee oversees management of financial risks. Our Nominating and Corporate Governance Committee manages risks associated with the independence of our Board and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire Board stays regularly informed through committee reports about such risks. Our Board does not believe that its role in the oversight of our risks affects our Board’s leadership structure.

Delinquent Section 16(a) Reports

To the Company’s knowledge, based solely upon its review of copies of the Section 16(a) reports furnished to the Company and written representations that no other reports were required, the Company believes that during 2021, all filing requirements applicable to the Company’s officers, directors and greater than 10% beneficial owners pursuant to Section 16(a) of the Exchange Act were complied with, except for one inadvertent late Form 4 for Ms. Shah reporting her receipt of a grant of restricted stock units awarded under the 2018 Stock Option and Incentive Plan.

Code of Ethics

We have adopted a Code of Conduct and Business Ethics (the “Code of Conduct”) that applies to all of our directors, officers, and employees. A copy of our Code of Conduct is available on our website at www.radiuspharm.com in the “Corporate Governance” section of the “Investors” page. In addition, we intend to post on our website all disclosures that are required by SEC rules and/or Nasdaq rules concerning any amendments to, or waivers from, any provision of our Code of Conduct.

Director Attendance

The Board of Directors held six (6) meetings during the fiscal year ended December 31, 2021. During the fiscal year ended December 31, 2021, each of our incumbent Directors attended at least seventy-five percent (75%) of the aggregate of all meetings of our Board and committees on which the Director served during the period in which he or she was on the Board or committee, except for Dr. Garnier and Dr. von Eschenbach. Each of Dr. Garnier and Dr. von Eschenbach were unable to attend two (2) of the six (6) Board of Directors meetings and one (1) out of the two (2) Nominating and Corporate Governance Committee meetings due to professional conflicts with the scheduled meeting time.

Currently, we do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances, directors will attend. All of our directors attended our 2021 Annual Meeting of Stockholders, except for one director.

Executive Sessions

As provided in our Corporate Governance Guidelines, our non-management directors meet in executive session without management directors or management present on a regularly scheduled basis, but no less than twice per year. In addition, our Corporate Governance Guidelines provide that our independent directors must also meet separately at least once per year in an executive session.

BOARD COMMITTEES

Our Board currently has three standing committees—Audit, Compensation, and Nominating and Corporate Governance—each of which operates under a written charter that has been approved by our Board.

The members of each of our Board committees are set forth in the following chart. None of Ms. Jarrett, Ms. Lisa or Mr. Martin currently serves on any of our Board committees.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Willard H. Dere, M.D.	X
Catherine J. Friedman	Chair	X
Jean-Pierre Garnier, Ph.D.		Chair	X
Owen Hughes		X	Chair
Sean Murphy	X
Machelle Sanders			X
Andrew C. von Eschenbach, M.D.			X

Audit Committee

Our Audit Committee oversees our corporate accounting and financial reporting process. Among other matters, our Audit Committee:

•	appoints, approves the compensation of, and assesses the independence of our registered public accounting firm;

•	oversees the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;

•	reviews and discusses with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	monitors our internal control over financial reporting, disclosure controls and procedures and Code of Conduct and Business Ethics;

•	discusses our risk management policies;

•	reviews and approves or ratifies any related person transactions; and

•	prepares the Audit Committee Report required by SEC rules.

The members of our Audit Committee are Catherine J. Friedman, Willard H. Dere, M.D. and Sean Murphy. Ms. Friedman serves as chair of the committee. Our Audit Committee met six (6) times during the fiscal year ended December 31, 2021.

Each member of our Audit Committee meets the independence requirements of Rule 10A-3 under the Exchange Act and is able to read and understand fundamental financial statements, as required by the Nasdaq rules. In addition, our Board has determined that Ms. Friedman is an “audit committee financial expert” as defined under the rules of the SEC and has the requisite financial sophistication as defined under the Nasdaq rules.

Compensation Committee

Our Compensation Committee reviews and recommends policies relating to the compensation and benefits of our officers and employees, including our executive officers. The Compensation Committee, among other matters:

•	reviews and approves, or makes recommendations to our Board with respect to, the compensation of our Chief Executive Officer and our other executive officers;

•	oversees an evaluation of our senior executives;

•	oversees and administers our cash and equity incentive plans;

•	reviews and makes recommendations to our Board with respect to director compensation;

•	reviews and discusses annually with management our “Compensation Discussion and Analysis”; and

•	prepares the annual Compensation Committee Report required by Item 407(e)(5) of Regulation S-K.

Our Compensation Committee has the sole authority to retain, oversee or terminate the advice of compensation consultants, legal counsel, and other advisors to assist in carrying out its responsibilities.

Our Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time as further described in its charter, which is available on our website at www.radiuspharm.com. Our Compensation Committee may also delegate to one or more executive officers the authority to grant equity awards to certain employees, as further described in its charter and subject to the terms of our equity plans.

The members of our Compensation Committee are Jean-Pierre Garnier, Ph.D., Catherine J. Friedman, and Owen Hughes. Dr. Garnier serves as the chair of the committee. Our Compensation Committee met four (4) times during the fiscal year ended December 31, 2021.

Our Board has determined that each member of our Compensation Committee is independent under the Nasdaq rules, including the Nasdaq rules specific to compensation committee independence.

For information regarding the role of compensation consultants and executive officers in determining our executive compensation refer to “Executive Compensation—Compensation Discussion and Analysis—Role of Compensation Consultant in Determining Executive Compensation” and “Executive Compensation—Compensation Discussion and Analysis—Role of Executive Officers in Determining Executive Compensation” below.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee, among other things:

•	identifies individuals qualified to become Board members;

•	recommends to our Board the persons to be nominated for election as directors and to be appointed to each of the Board’s committees;

•	reviews and makes recommendations to our Board with respect to management succession planning; and

•	develops and recommends to our Board corporate governance guidelines.

Our Nominating and Corporate Governance Committee consists of Owen Hughes, Jean-Pierre Garnier, Ph.D., Machelle Sanders, and Andrew C. von Eschenbach, M.D. Mr. Hughes serves as the chair of the committee. Our Nominating and Corporate Governance Committee met two (2) times during the fiscal year ended December 31, 2021.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (“CD&A”) provides an overview and analysis of the compensation awarded to, or earned by, our named executive officers (“NEOs”) for 2021, including the elements of our executive compensation program, the material compensation decisions made under that program for 2021 and the material factors considered in making those decisions. We collectively refer to our NEOs, other than our Chief Executive Officer (“CEO”), as our “Other NEOs.”

Our NEOs for 2021 were:

Name	Position
G. Kelly Martin	President, Chief Executive Officer and Director
Steven Helwig[1]	Principal Financial Officer, Principal Accounting Officer and Treasurer
Danielle Holtschlag.[2]	Vice President, Sales
Chhaya Shah	Senior Vice President and Chief Business Officer
James G. Chopas, CPA[1]	Former Principal Financial Officer, Principal Accounting Officer and Treasurer
Salvador Grausso[3]	Former Chief Commercial Officer

1	Mr. Helwig succeeded Mr. Chopas as Principal Financial Officer and Principal Accounting Officer of the Company, upon Mr. Chopas’ resignation in August 2021.
2	Ms. Holtschlag joined the Company in September 2021.
3	Mr. Grausso transitioned from his role as Chief Commercial Officer in November 2021 to Senior Vice President, Market Access.

Executive Summary and Company Background

We are a global biopharmaceutical company focused on addressing unmet medical needs in the areas of bone health, neuroscience, and oncology. We market TYMLOS® (abaloparatide) injection in the U.S. for the treatment of postmenopausal women with osteoporosis at high risk for fracture. Our clinical pipeline includes investigational abaloparatide subcutaneous injection (“abaloparatide-SC”) for potential use in the treatment of men with osteoporosis; an investigational abaloparatide transdermal system (“abaloparatide-TD”) for potential use in the treatment of postmenopausal women with osteoporosis; the investigational drug, elacestrant (RAD1901), for potential use in the treatment of hormone-receptor positive breast cancer, out-licensed to the Menarini Group; and the investigational drug RAD011, a synthetic cannabidiol oral solution with potential utilization in multiple neuro-endocrine, neurodevelopment, or neuropsychiatric disease areas, initially targeting Prader-Willie syndrome, Angelman syndrome and infantile spasms.

In 2021 we made progress toward achieving our stated corporate goals by, among other things:

•	Achieving our adjusted full-year 2021 TYMLOS U.S. net sales of approximately $219 million, an approximately 5% increase from full-year 2020.

•	Achieving TYMLOS label updates to the Mechanism of Action section and to remove the boxed warning with an update to the Warnings and Precautions section for the potential risk of osteosarcoma.

•	Announcing the Phase 3 ATOM study met its primary endpoint of change in lumbar spine bone mineral density in males with osteoporosis.

•

Announcing positive results for Phase 3 EMERALD, a pivotal study evaluating elacestrant in breast cancer as a monotherapy vs. standard care for patients with ER+/HER2 advanced metastatic breast cancer (mBC), including those with the Estrogen Receptor Mutation (ESR1). The study met both primary endpoints for the overall population as well as the ESR1 mutation subgroup. The results will be part of a monotherapy NDA to be submitted in 2022.

•

Building our neuroscience team centered around clinical development of our investigational synthetic cannabidiol oral solution (RAD011) which has potential utilization in multiple neurological and preparing to advance orphan disease areas, including Prader-Willi syndrome, Angelman’s syndrome and infantile spasms.

In 2022, we are focused on our objectives to continue to grow our U.S. TYMLOS net revenues, improve productivity, patient conversion, and duration on therapy, expand our international footprint for TYMLOS, file abaloparatide male sNDA and elacestrant monotherapy NDA with applicable regulatory authorities and prepare, and manage in a gated manner, RAD011 pivotal trials for advancements in targeting Prader-Willie syndrome, Angelman syndrome and infantile spasms.

In 2021, we achieved many operational and strategic successes, as noted above. However, these achievements were not reflected in the price of our Common Stock, which we believe was negatively impacted by a number of factors including, one of our clinical trial readouts—the wearABLe study evaluating abaloparatide transdermal system in postmenopausal women with osteoporosis—which did not meet its primary endpoint, the recent significant market dislocation for biotechnology and biopharmaceutical company values, as well as factors that had a more general market impact, including the COVID-19 pandemic. Within this challenging environment, we have the opportunity to differentiate ourselves. As of the end fiscal quarter ended March 31, 2022, we have three distinct and valuable assets, over seventy million dollars in cash, and a manageable balance sheet, and we are working to improve margins, as well as our prospects of generating cash flow, all to build a strong foundation from which to create value for shareholders and other stakeholders. Actions taken by our Compensation Committee in 2021 include:

•

Short-Term Incentives—Our Compensation Committee set challenging operational, pipeline and organizational goals aligned with our strategic objectives, including targets for net sales, cash burn reduction, business development and clinical milestones. For 2021, after reviewing our performance against these goals and each Other NEO’s performance during the year, we did not pay any of our Other NEOs more than their target bonuses, except for Mr. Helwig who received 120% of his target bonus based upon his performance with respect to his added responsibilities.

•

Long Term Incentives—Our executives were granted stock options to emphasize our strategic focus on the performance of the price of our Common Stock. In February 2021, our Compensation Committee granted Mr. Martin a performance-based stock option that vests based on the Company’s attainment of a specified stock price hurdle within a five-year performance period. In addition to stock options, Mr. Helwig and Ms. Shah also received restricted stock units (“RSUs”) subject to time-based vesting as a long-term, retentive vehicle.

•

Peer group—Our Compensation Committee revised our peer group for 2021 to properly reflect our stage of development, revenue, market capitalization, and the size of our workforce. For 2022, our Compensation Committee reviewed the peer group for continued comparability to ensure the group properly reflected our current stage of development, revenue, market capitalization and the size of our workforce. Based on that review, they made modifications to our peer group for 2022.

2021 was also a transitional year within our executive leadership team. As noted above, in August 2021, Mr. Chopas resigned as our principal financial officer (“PFO”) and Mr. Helwig assumed responsibility for this role, as well as the roles of interim principal accounting officer and interim treasurer. On March 16, 2022, Mark Conley was appointed as our chief financial officer and treasurer and designated as our PFO. Mr. Helwig has transitioned to our business development group. In addition, in September 2021 we hired Ms. Holtschlag as our Vice President, Sales and in November 2021 Mr. Grausso transitioned from his role as Chief Commercial Officer to Senior Vice President, Market Access. Mr. Grausso subsequently terminated employment in January 2022.

We believe our Compensation Committee has designed our executive compensation program to reflect our current size, strategy, and operational priorities, and, within the framework of this program, has motivated and incentivized our current management team to build long-term, sustainable stockholder value.

Compensation Philosophy and Objectives

We intend that total compensation for our NEOs, which we define as base salary, target annual incentives and annual equity award value, reflects our pay-for-performance compensation philosophy in order to attract, retain and motivate our executives who have relevant, critical skills and experience, and can make important contributions to the achievement of our business objectives. When our Compensation Committee allocates compensation among the elements of total compensation, it takes into consideration factors such as providing short- and long-term incentives related to our financial and operational performance, in a manner intended to align the interests of our NEOs with the interests of our stockholders, rewarding value creation and providing competitive pay and benefits to our NEOs. Variable incentive compensation (both short-term and long-term) is a key component of our compensation strategy and helps to ensure that total compensation reflects the overall performance of our Company.

To achieve our compensation objectives, we provide executives with the following fixed and variable compensation elements:

Compensation Element	Purpose
Base Salary	Recognizes performance of job responsibilities and attracts and retains individuals with superior talent
Annual Cash Incentives	Provides short-term incentives to attain key business objectives
Equity Incentive Awards	Promotes the maximization of stockholder value by aligning the interests of our executive officers and stockholders and enhances retention

Executive Target Pay Mix

Consistent with our desire to align pay and performance, we allocate the above-mentioned elements more heavily towards variable or at-risk incentive pay. Although our Compensation Committee does not target a specific allocation for each pay element, the Compensation Committee is nevertheless cognizant of delivering an appropriate balance between fixed and variable elements, as well as short- and long-term incentives, as evidenced in the following 2021 target pay mix allocation charts:

Realizable Value

We believe strong pay-for-performance programs align the short- and long-term interests of management and stockholders. One way to demonstrate this alignment is to take a snapshot of compensation and note the variance between the ‘realizable value’ of such compensation, defined as the actual cash incentive payout and the value of equity awards using the price of our Common Stock at the end of the applicable fiscal year (assuming all applicable performance goals are met, in the case of equity awards), and the target values of compensation awarded.

The difference between the target values of our annual cash incentives and the grant date fair values of our annual equity incentives for 2021 (the bar labeled “Target Incentives” in the charts below) and the potential realizable pay (the bar labeled “Realizable as of FYE” in the chart below) provides an indication of the alignment of pay and performance in our executive compensation program. Potential aggregate realizable value for incentive pay for 2021 was less than the value of Target Incentives as a result of target or below target short-term incentive payouts and the decrease in and volatility of the price of our Common Stock in 2021.

“Target Incentives” is the grant date fair value of restricted stock units and stock options and the target value of annual cash incentives.

“Realizable as of FYE” is defined as the actual annual cash incentive received for 2021 performance, as well as the spread value of outstanding options as of December 31, 2021, the last trading day of the year (assuming all applicable performance goals are met), and the end of year value of time-based restricted stock units granted in 2021, when the price of our Common Stock closed at $6.92/share.

Strong Governance of our Compensation Program

Our pay-for-performance philosophy and compensation governance practices are designed to provide an appropriate framework for our executives to achieve our financial and strategic goals without encouraging them to take excessive risks in their business decisions. Some of our core practices include:

What We Do
✓ Deliver executive compensation primarily through performance-based pay
✓ Heavily weight executive compensation towards variable or at-risk incentive pay

✓ Maintain a clawback policy covering excess compensation (cash and equity) paid to our executive officers due to a material restatement of our financial statements as a result of intentional misconduct by an executive officer

✓ Maintain an independent compensation committee with entirely independent directors
✓ Retain and consult with an independent compensation consultant on compensation levels and practices
✓ Utilize an industry-specific peer group tailored to current market capitalization and stage of development and verifiable market data to benchmark competitive pay
✓ Set challenging short- and long-term incentive program goals
✓ Responsible use of shares under our long-term incentive program
✓ Grant equity awards with meaningful vesting periods
✓ Award bonuses consistent with performance
✓ Provide market-competitive benefits for executives which are consistent with the rest of our employees
✓ Conduct annual say-on-pay vote

What We Don’t Do
× No “single-trigger” change of control payments or equity acceleration
× No excessive perquisites
× No excise tax gross-ups to executives
× No hedging or pledging of our securities
× No guaranteed annual bonuses, salary increases or equity awards
× No stock option re-pricings without shareholder approval
× No supplemental executive retirement plans

Stockholder Say-On-Pay Vote Results

At our 2021 Annual Meeting of Stockholders held on June 9, 2021, we provided our stockholders with the opportunity to cast a non-binding advisory vote on the compensation of our NEOs. Approximately 86% of the votes cast on our “say-on-pay” vote were voted in favor of the proposal. We have considered the results of this vote and believe the strong support of our stockholders for the proposal indicates that our stockholders are supportive of our approach to executive compensation. Accordingly, we decided to maintain our general approach to executive compensation and made no significant changes to our executive compensation arrangements or to our compensation policies in response to the vote. In the future, we will continue to consider the outcome of our “say-on-pay” votes when making compensation decisions regarding our NEOs and determining compensation policies.

Determination of Compensation Awards

Our Compensation Committee has the principal authority for determining and approving, or recommending to our Board for approval, the compensation awards for our NEOs and is charged with reviewing our executive compensation policies and practices to ensure adherence to our compensation philosophies and objectives. In determining 2021 executive compensation, the Compensation Committee consulted with our CEO (other than with respect to his own compensation) and considered advice and data provided by the Compensation Committee’s independent compensation consultant, Pay Governance LLC (“Pay Governance”). Additional information regarding the roles of Pay Governance and our executive officers in our executive compensation program is provided below under the headings “Role of Compensation Consultant in Determining Executive Compensation” and “Role of Executive Officers in Determining Executive Compensation.” For 2021, Pay Governance assisted with benchmarking the compensation of our senior executives by providing peer group and market information to support the Company and Compensation Committee in determining competitive and appropriate pay levels.

Role of Compensation Consultant in Determining Executive Compensation

Our Compensation Committee has the sole authority under its charter to engage the services of a consulting firm or other outside advisor to assist it in designing our compensation programs and in making executive compensation decisions. Our Compensation Committee engaged Pay Governance as its compensation consultant in 2021 and considered the advice and data provided by Pay Governance when making executive compensation decisions in 2021. Pay Governance provided our Compensation Committee with peer group and market information for 2021 and 2022 that our Compensation Committee used when evaluating the competitiveness of our executive compensation program against the executive compensation programs of comparable companies, after accounting for our NEOs’ experience and responsibilities. Our Compensation Committee has considered the adviser independence factors required under SEC rules and the Nasdaq listing standards as they relate to Pay Governance and believes Pay Governance’s work did not raise a conflict of interest.

In February 2021, in connection with our Compensation Committee’s review of our executive compensation programs, Pay Governance conducted and presented to the Compensation Committee a competitive assessment of our peer group, taking into account the Company’s progress in advancing its commercial and development programs and its growth. Our Compensation Committee, in consultation with Pay Governance, then selected a peer group based on similar stage of development, revenue, industry, market capitalization, employee size and executive role considerations.

The following peer group, consisting of 15 publicly traded companies that operate in the broader biopharmaceutical industries and that represent competitors to us for executive talent and capital, was used for the purposes of determining 2021 NEO compensation:

2021 Peer Group
ACADIA Pharmaceuticals, Inc.	Halozyme Therapeutics, Inc.	Sorrento Therapeutics, Inc.
Acceleron Pharma, Inc.	Intercept Pharmaceuticals, Inc.	Spectrum Pharmaceuticals, Inc.
Clovis Oncology, Inc.	Pacira BioSciences, Inc.	Travere Therapeutics, Inc.
Dynavax Technologies Corporation	PTC Therapeutics, Inc.	Vanda Pharmaceuticals Inc.
Flexion Therapeutics Inc.	Puma Biotechnology, Inc.	Vericel Corporation

Role of Executive Officers in Determining Executive Compensation

Our CEO made recommendations and provided to our Compensation Committee a review of the 2021 performance of our Other NEOs to assist it in determining 2021 compensation levels for our Other NEOs. While our Compensation Committee utilized this information and valued these observations with regard to compensation, the ultimate decisions regarding executive compensation were made by our Compensation Committee or our Board upon the recommendation of the Compensation Committee.

Components of Compensation

Our executive compensation program consists of three primary components: base salary, annual performance-based cash incentives, and equity-based incentives, historically in the form of time-based stock options. Beginning in 2020, our executive compensation program has also included performance-based equity compensation, both stock options and RSUs, for our CEO and has included time-vested RSUs for our Other NEOs.

Base Salary

The annual base salary for each of our NEOs was initially established at the time the executive was hired, based on an assessment of market data and the experience of the candidate, in order to develop a compensation package, including base salary, that was necessary to attract and retain each individual.

Our Compensation Committee periodically reviews and evaluates, with input from our CEO, other than with respect to his own salary, the need for adjustment of the base salaries of our NEOs based on changes and expected changes in the scope of an executive’s responsibilities, including promotions, individual contributions made by and performance of the executive during the prior fiscal year, the executive’s performance over a period of years, peer group data, overall labor market conditions, the relative ease or difficulty of replacing the executive with another well-qualified person, our overall growth and development as a company and general salary trends in our industry. No specific weight is assigned to any of these criteria.

The following table sets forth the annualized base salaries of our NEOs for 2021 and 2022.

Name	2021 Base Salary ($)	2022 Base Salary ($)	Percent Change[1]
G. Kelly Martin	600,000	700,000	17%
Steven Helwig	275,000	280,000	2%
Danielle Holtschlag	255,000	270,000	6%
Chhaya Shah	450,000	500,000	11%
James G. Chopas, CPA[2]	285,000	—	—
Salvador Grausso[3]	395,000	—	—

1

Represents the percentage change in base salary from the prior year. Base salaries are effective January 1 of the applicable year except in 2021 with respect to Ms. Holtschlag, who joined the Company in September, and Ms. Shah and Mr. Helwig whose salaries were increased in May and November from $420,000 and $255,000, respectively, due to the increased responsibilities for each individual resulting from the management transitions at the Company, as described above.

2	Mr. Chopas’ employment was terminated in August 2021, and he was succeeded by Mr. Helwig as Principal Financial Officer, Principal Accounting Officer and Treasurer of the Company.
3	The employment of Mr. Grausso was terminated in January 2022.

Annual Performance-Based Cash Incentives

We believe that the payment of annual, performance-based cash compensation provides incentives necessary to retain executive officers and reward them for short-term Company performance. Each Other NEO is eligible to receive an annual performance-based cash bonus based on the achievement of performance goals developed by our Compensation Committee or Board with input from our CEO. Each Other NEO has a target annual bonus award amount, expressed as a percentage of the Other NEO’s base salary. After the fiscal year is completed, the Compensation Committee reviews actual performance against the stated goals and determines subjectively what it believes to be the appropriate level of cash bonus, if any, for our Other NEOs. For 2021, the actual bonus amounts for our Other NEOs were approved by our Compensation Committee with input from our CEO.

Mr. Martin is not entitled to a performance-based cash bonus and did not receive one for 2021, but the Compensation Committee retains the discretion to award him a performance-based cash bonus in the future.

Our corporate, financial and operational goals for purposes of our 2021 annual bonus program were:

Goal

1. Abaloparatide:

(a)	Grow U.S. abaloparatide for subcutaneous injection (“abaloparatide-SC”) revenue from $207 million to high end target of $255 million

(b)	Make regulatory progress: U.S. black box adjustment; EU resubmission; Japan gain approval with partner organization

(c)	Add at least two countries to the global footprint

(d)	Complete the Phase 3 trials for the abaloparatide transdermal system (the “wearABLe Trial”) and develop transdermal launch plan

2. Elacestrant:

(a)	Complete trial and obtain data read out by the fourth quarter of 2021

(b)	Progress business partnership model with Berlin-Chemie AG, a company of the Menarini Group

3. RAD011:

(a)	Complete core team build

(b)	Initiate Phase 2b/3 pivotal study for Prader-Willie syndrome

(c)	Finalize plan to initiate 1 or 2 additional studies by the fourth quarter of 2021 or the first quarter of 2022

4. Financial Performance:

(a)	Finish year as EBITDA positive

(b)	Maintain balance sheet cash: at least $90 million, exclusive of additional business development opportunities or transactions

In January 2022, our Compensation Committee met to review performance against the Company’s 2021 goals and determined that we had achieved or exceeded the majority of our goals and objectives for 2021. In particular, our Compensation Committee concluded that we made progress toward achieving key corporate and commercial objectives for 2021 by:

•	Improving productivity, cash flow, balance sheet, and streamlining costs;

•	In-licensing RAD011 and completing core team build;

•	Operationalizing the business partnership with Berlin-Chemie AG, a company of the Menarini Group;

•	Resubmitting abaloparatide in the EU, receiving approval in Japan and license in Canada;

•	Receiving two U.S. label improvements; and

•	Receiving results in the wearABLe Trial and the Phase 3 clinical trial evaluating abaloparatide-SC for use in males with osteoporosis.

In January 2022, our Compensation Committee also reviewed each Other NEO’s performance within the Other NEO’s area of responsibility. Based on the Compensation Committee’s assessment of each individual’s performance within such Other NEO’s area of responsibility, as well as the Other NEO’s contribution to the achievement of our corporate goals, and after considering input from our CEO, the Compensation Committee approved the bonuses for our Other NEOs set forth in the table below. The target performance bonus percentage levels for each of our Other NEOs did not increase in 2021 over 2020.

	2021 Target Bonus		2021 Actual Bonus
Name	% of Base Salary	($)	% of Base Salary	($)
G. Kelly Martin[1]	—	—	—	—
Steven Helwig[2]	25%	68,750	30%	82,500
Danielle Holtschlag[3]	30%	76,500	20%	51,000
Chhaya Shah	40%	180,000	40%	180,000
James G. Chopas, CPA[4]	30%	85,500	—	—
Salvador Grausso[5]	40%	158,000	20%	79,000

1	Mr. Martin’s employment agreement provides that no annual cash bonuses are anticipated to be paid to him during the term but may be awarded at the discretion of our Compensation Committee.
2	Mr. Helwig received 120% of his target bonus based upon his performance with respect to his increased responsibilities resulting from management transitions at the Company, as previously described.
3	Ms. Holtschlag joined the Company in September 2021 and as a result, she received a pro-rated bonus amount.
4	The employment of Mr. Chopas terminated in August 2021, and therefore he did not receive an annual bonus.
5

Our Compensation Committee awarded Mr. Grausso 50% of his 2021 target bonus in connection with his departure from the Company in January 2022, based on the Company’s performance in 2021 and the fact that his departure was after the end of the year.

Equity-Based Awards

Our Compensation Committee believes that our employees in a position to make a substantial contribution to our long-term success should have a significant and ongoing stake in our Company. Equity awards not only compensate our key employees but also motivate them and encourage retention by providing an opportunity for the recipients to participate in the ownership of our Company. In addition, we believe equity awards align the interests of our key employees with the interests of our stockholders.

We have historically made initial awards of stock options to our NEOs upon commencement of employment with us and from time to time thereafter as our Board or Compensation Committee determined to be appropriate to motivate, retain and reward our NEOs for their performance and our success. Equity awards have been tied to both time-based and performance-based vesting conditions. Generally, our time-based stock options vest as to 25% of the underlying shares on the first anniversary of the date of grant (or employment commencement date for initial awards) and in 36 equal monthly installments during the three years thereafter, subject to the holder’s continued service to the Company through each applicable vesting date.

In 2021, each of our Other NEOs received an award of stock options with time-based vesting conditions. In addition, in 2021, consistent with the Company’s pay-for-performance compensation philosophy, Mr. Martin received a grant of a performance-based stock option the vesting of which was tied to the average closing price of our Common Stock over a five-year performance period. This option will vest if, during the five-year period following the grant date, the average closing price of our Common Stock over a period of 60 consecutive trading days reaches or exceeds $28.60 per share; provided that if such vesting criteria are met within the first year following the grant date, the stock options will be deemed to vest on the first anniversary of the grant date.

The performance-based target in the grants to Mr. Martin reflects the at-risk and performance-based nature of our compensation program. In 2021, each of our currently employed Other NEOs, with the exception of Ms. Holtschlag, also received RSUs, each tied to time-based vesting conditions.

The equity awards granted to our NEOs for 2021 and 2022 are each described in greater detail below.

Our Compensation Committee evaluates various factors when determining the number of equity-based awards to grant to our NEOs, including the base salary and target annual cash incentive opportunity of the NEO, the value of the total compensation package our Compensation Committee deems appropriate to attract and retain highly qualified NEOs in light of the competitive environment in which we operate, the NEO’s ability to influence and create long-term stockholder value and, with respect to awards granted to our NEOs from time to time after they have commenced employment, the equity-based holdings of the NEO and his or her performance in recent periods.

The following table sets forth the amount and terms of the equity awards granted to our NEOs in 2021. For a discussion of the impact that certain terminations of employment would have on the vesting of these awards, refer below to the heading “Potential Payments upon Termination or Change in Control.”

Name	Grant Date	Number of Shares Underlying Options Granted[1]	Number of RSUs Granted[2]
G. Kelly Martin	2/22/21	460,000	—
Steven Helwig	1/20/21	12,250	—
	2/22/21	20,000	—
	8/24/21	—	5,125
Danielle Holtschlag	10/15/21	50,000	—
Chhaya Shah	2/22/21	35,000	—
	5/17/21	—	10,000
James G. Chopas, CPA	1/20/21	20,000	—
	2/22/21	20,000	—
Salvador Grausso	2/22/21	60,000	—

1

All stock options listed were granted with an exercise price equal to the closing price of our Common Stock on the award grant date. For Mr. Martin, 100% of his stock options vest based on achievement of a pre-determined closing price of the Company’s stock over a five-year performance period, as described above. All other stock options listed vest as to 25% of the underlying shares on the one-year anniversary of the grant date, and on a monthly basis thereafter as to 1/48th of the underlying shares over the subsequent 36-month period, generally subject to the executive’s continued service to the Company through each applicable vesting date.

2

For Mr. Helwig and Ms. Shah, the RSUs vest in three substantially equal annual installments on each of the first three anniversaries of the grant date, subject to the executive’s continued service to the Company through such vesting dates.

On February 21, 2022, the Board, upon the recommendation of the Compensation Committee, approved an award of time-based RSUs and an award of performance-based RSUs (“PSUs”) to Mr. Martin pursuant and subject to the terms and conditions of the Company’s 2018 Stock Option and Incentive Plan (the “2018 Plan”) in order to continue to closely align CEO equity compensation with shareholder value creation. PSUs subject to the award are eligible to be earned based on the achievement of specified stock price targets ranging from $10 to $20 per share during the period beginning on the grant date and ending on February 21, 2025 (the “PSU Performance Period”). Generally subject to the satisfaction of a one-year minimum vesting period, any PSUs that become earned will vest immediately as to fifty percent (50%) of the earned amount, with the remaining fifty percent (50%) vesting at the end of the PSU Performance Period, generally subject to Mr. Martin’s continued employment, with such PSUs forfeited if the 30-trading day average price is below $10 per share at the end of the PSU Performance Period. Mr. Martin is entitled to certain termination-related protection under the PSUs. As noted below, the time-based RSUs granted to Mr. Martin vest ratably on each of the first three anniversaries of the grant date.

In addition, the Compensation Committee approved time-based RSU awards to our currently employed NEOs. The following table sets forth the amount and terms of the equity awards granted to our NEOs in early 2022.

Name	Grant Date	Number of Shares Underlying Options Granted	Number of PRSUs Granted[2]	Number of RSUs Granted[1]
G. Kelly Martin	2/21/22	—	960,000	75,000
Steven Helwig	1/14/22	—	—	15,000
Danielle Holtschlag	1/14/22	—	—	25,000
Chhaya Shah	1/14/22	—	—	65,000

1

The RSUs vest in three substantially equal annual installments on each of the first three anniversaries of the grant date, subject to the executive’s continued service to the Company through such vesting dates.

2

The PRSUs will become earned based on the achievement of specified stock price targets ranging from $10 to $20 per share of Common Stock, based on the 30-trading day average price of the Common Stock, during the period beginning on February 21, 2022, and ending on February 21, 2025 (the “Performance Period”). Upon attainment of a Common Stock price hurdle, a portion of the restricted stock units associated with such hurdle will vest and a portion will vest at the end of the Performance Period, generally subject to Mr. Martin’s continued employment and subject, in the case of those restricted stock units that vest at the end of the Performance Period, to a minimum 30-trading day average price of the Common Stock as of the end of the Performance Period of $10 per share.

Retirement Programs

We maintain a tax-qualified 401(k) defined contribution plan in which substantially all of our full-time employees, including our NEOs, are eligible to participate. We provide an employer matching contribution equal to 100% of a participant’s eligible contributions of up to 3% of eligible compensation and 50% of the next 2% of eligible compensation, subject to limits established by the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”). All matching contributions are fully vested when made. Our 401(k) plan is intended to provide our employees, including our NEOs, with an opportunity for tax-efficient retirement savings and long-term financial security. We do not maintain any defined benefit pension plans, non-qualified deferred compensation plans or other special or supplemental executive retirement programs.

Employee Benefits and Perquisites

Our NEOs are eligible to participate in our employee benefit plans and programs, including our employee stock purchase plan and our medical and dental benefits, flexible spending accounts and short- and long-term disability and life insurance, to the same extent as our other full-time employees, with the exception of maximum coverage limits under our life insurance plan, subject to the terms and eligibility requirements of those plans. We believe that the availability of our broad-based employee benefit programs enhances employee morale and loyalty. We do not generally provide perquisites, other personal benefits, tax “gross-ups” or other reimbursements to our NEOs, although we have from time-to-time reimbursed relocation and housing-related expenses for executive officers whom we require to relocate when performing their duties for us.

Employment and Severance Arrangements

Maintaining a strong management team is essential to our success. Our Board and Compensation Committee have therefore determined that it is appropriate to enter into severance arrangements with our NEOs to encourage the continued attention and dedication of our NEOs and to allow them to focus on the value to stockholders of strategic alternatives without concern for the impact on their continued employment.

Mr. Martin is entitled to severance payments and benefits under the terms of his employment agreement. Ms. Shah entered into an agreement that entitles her to severance payments and benefits in the event of certain terminations of employment, including in connection with or following a change in control of our Company. Each of Mr. Helwig and Ms. Holtschlag is entitled to severance payments and benefits in the event of certain terminations of employment, both in connection with and outside of a change in control, pursuant to severance programs approved by our Compensation Committee. The terms of these severance arrangements are described below under the heading “Potential Payments upon Termination or Change in Control.” In 2022, after review of peer group data, the Compensation Committee increased the level of severance benefits payable to eligible employees, including the Other NEOs, in the event of certain terminations in connection with or following a change in control of our Company. In addition, all of our NEOs have executed confidentiality and non-competition agreements, or, for our CEO, agreed to similar provisions in his employment agreement, pursuant to which they have agreed not to disclose our confidential information during or after their employment with us or compete with us or solicit our customers or employees for a period of one year following termination.

Anti-Hedging Policy

Certain transactions in our securities create a heightened compliance risk or could create the appearance of misalignment between our management and stockholders. As a result, our insider trading compliance policy prohibits all of our employees, including our executive officers, and our directors from engaging in speculative transactions in our stock, including hedging or monetization transactions or similar arrangements, options, including puts, calls or other derivative securities, short sales, pledges, and margin purchases related to our stock.

Deductibility of Compensation

As a result of federal tax legislation enacted in December 2017, compensation paid to certain of our NEOs in excess of $1 million will not generally be deductible.

Our Compensation Committee believes that stockholder interests are best served if our Compensation Committee retains maximum flexibility to design and approve executive compensation programs that meet stated business objectives. For these reasons, our Compensation Committee has, and expects to continue to, authorize compensation arrangements that are not fully tax deductible, but which promote our business objectives.

Compensation Risk Assessment

Our Compensation Committee believes that our compensation program does not encourage excessive or unnecessary risk taking, and as a result, does not believe that our compensation programs are reasonably likely to have a material adverse effect on us. In reaching these conclusions, our Compensation Committee considered various factors, including the following:

•

We offer executives a competitive base salary, which we believe mitigates risk-taking behavior by providing reasonable predictability in the base level of income earned by each executive and alleviating pressure on executives to focus solely on the near-term performance of the price of our Common Stock or annual bonus awards to the detriment of building long-term shareholder value.

•

We utilize a mixture of compensation elements intended to be competitive with those offered to similarly-situated executives at comparable companies within our industry, with significant weighting towards long-term incentive compensation, which has retention value and discourages short-term risk taking.

•

Our performance goals for our annual cash bonus awards reflect a balanced mix of performance objectives, to avoid excessive weight on any one goal or performance measure and are intended to be challenging yet attainable, which mitigates the potential that our executives will take excessive risks.

•

To minimize the risk of certain transactions related to our securities, our insider trading policy prohibits all of our employees, including our executive officers, and our directors from engaging in speculative transactions in our stock, including hedging or similar arrangements, options, short sales, pledges and margin purchases related to our stock.

•

Our executive officers are subject to a clawback policy under which we can recover certain incentive compensation paid to them due to a material restatement of our financial statements as a result of their intentional misconduct.

•

We have a robust system of internal controls and a comprehensive compliance program, which includes training of all employees, which we believe promotes a culture of ethical behavior and compliance, as well as an appropriate attitude toward minimizing risk-taking.

Our Board and the Compensation Committee retain discretion to adjust compensation based on both the quality of Company and individual adherence to our corporate governance and compliance programs, among other things.

COMPENSATION COMMITTEE REPORT

Our Compensation Committee has reviewed and discussed with management the CD&A set forth above. Based on this review and discussion, our Compensation Committee recommended to our Board that the CD&A be included in this proxy statement.

By the Compensation Committee of the Board of Directors of Radius Health, Inc.

Jean-Pierre Garnier, Ph.D. (Chair)

Catherine J. Friedman

Owen Hughes

Summary Compensation Table

The following table provides information regarding the compensation provided to our NEOs during the last three completed fiscal years, as applicable to each NEO.

Name and Principal Position	Year	Salary ($)	Option Awards[1] ($)	Stock Awards[2] ($)	Non-Equity Incentive Plan Compensation[3] ($)	All Other Compensation[4] ($)	Total ($)
G. Kelly Martin	2021	600,000	2,893,400	—	—	481	3,493,881
President, CEO and Director	2020	413,077	11,542,617	—	—	600	11,956,294
Steven Helwig[5]	2021	259,663	372,999	69,854	82,500	30,962	815,978
PFO, PAO and Treasurer
Danielle Holtschlag[6]	2021	81,945	442,480	—	51,000	2,461	577,886
VP, Sales
Chhaya Shah[5]	2021	439,615	380,643	208,900	180,000	12,001	1,221,159
SVP, Chief Business Officer
James G. Chopas, CPA[7]	2021	186,346	471,370	—	—	21,601	679,317
Former PFO, PAO and Treasurer	2020	271,442	293,327	70,875	73,530	10,544	719,718
Salvador Grausso[7]	2021	395,000	652,530	—	79,000	33,920	1,160,450
Former Chief Commercial Officer	2020	361,196	362,108	249,500	158,000	11,225	1,142,029

1

Represents the aggregate grant date fair value of stock option awards made during the applicable year computed in accordance with the Financial Accounting Standards Board Accounting Standards Codification (the “FASB ASC”) Topic 718, excluding the impact of estimated forfeitures related to service-based vesting conditions. For additional information, including the assumptions used when valuing the awards granted in 2021, refer to Note 11 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on February 24, 2022.

2

Represents the grant date fair value of RSUs granted during the applicable year computed in accordance with the FASB ASC Topic 718, excluding the impact of estimated forfeitures related to service-based vesting conditions. The grant date fair value of each share of Common Stock underlying the RSU awarded to Mr. Helwig in 2021 was $13.63, the closing price of our Common Stock on the grant date on August 24, 2021. The grant date fair value of each share of Common Stock underlying the RSU award to Ms. Shah was $20.89, the closing price of our Common Stock on the grant date on May 17, 2021.

3

Represents bonus amounts earned based upon achievement of performance goals under our annual performance-based cash bonus program for the years indicated. Mr. Grausso was paid his 2021 bonus in connection with his separation from the Company.

4

For 2021, the amounts shown include the following: (i) for Mr. Martin, $481 in life insurance premiums paid by us; (ii) for Mr. Helwig, $9,616 in employer matching contributions made pursuant to our 401(k) plan, $21,227 related to the 15% discount received under our ESPP plan, and $120 in life insurance premiums paid by us; (iii) for Ms. Holtschlag, $2,376 in employer matching contributions made pursuant to our 401(k) plan and $86 in life insurance premiums paid by us; (iv) for Ms. Shah, $11,600 in employer matching contributions made pursuant to our 401(k) plan and $401 in life insurance premiums paid by us; (v) for Mr. Chopas, $10,395 in employer matching contributions made pursuant to our 401(k) plan, $244 in life insurance premiums paid by us and $10,962 for accrued vacation time payments paid in connection with the termination of his employment in August 2021; and (vi) for Mr. Grausso, $21,839 for accrued vacation time payments paid pursuant to his executive severance agreement and general release of claims in connection with the termination of his employment in January 2022, $11,600 in employer matching contributions made pursuant to our 401(k) plan, and $481 in life insurance premiums paid by us.

5

Mr. Helwig and Ms. Shah were not named executive officers in 2020 or 2019. Mr. Helwig received a salary increase in August 2021 from $255,000 to $275,000 and Ms. Shah received a salary increase in May 2021 from $420,000 to $450,000.

6	Ms. Holtschlag joined the Company in September 2021. Her annualized base salary was $255,000 for 2021.
7	Messrs. Chopas and Grausso’s employment terminated in August 2021 and January 2022, respectively.

Grants of Plan-Based Awards—2021

The following table sets forth information regarding grants of plan-based awards to our NEOs in 2021. All equity awards were granted under our 2018 Stock Option and Incentive Plan (the “2018 Plan”).

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards[1]			Estimated Future Payouts Under Equity Incentive Plan Awards[2]			All Other Stock Awards: Number of Shares of Stock or Units[3] (#)	All Other Option Awards: Number of Securities Underlying Options[4] (#)	Exercise or Base Price of Option Awards[5] ($/Sh)	Grant Date Fair Value of Stock and Option Awards[6] ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
G. Kelly Martin
Options	2/22/21	—	—	—	—	460,000	—	—	—	28.60	2,893,400
Steven Helwig
Cash Bonus	N/A	—	68,750	—	—	—	—	—	—	—	—
Options	1/20/21	—	—	—	—	—	—	—	12,250	21.66	155,489
	2/22/21	—	—	—	—	—	—	—	20,000	18.60	217,510
RSUs	8/24/21	—	—	—	—	—	—	5,125	—	—	69,854
Danielle Holtschlag
Cash Bonus	N/A	—	76,500	—	—	—	—	—	—	—	—
Options	10/15/21	—	—	—	—	—	—	—	50,000	15.10	442,480
Chhaya Shah
Cash Bonus	N/A	—	180,000	—	—	—	—	—	—	—	—
Options	2/22/21	—	—	—	—	—	—	—	35,000	18.60	380,643
RSUs	5/17/21	—	—	—	—	—	—	10,000	—	—	208,900
James G. Chopas, CPA
Cash Bonus	N/A	—	85,500	—	—	—	—	—	—	—	—
Options	1/20/21	—	—	—	—	—	—	—	20,000	21.66	253,860
	2/22/21	—	—	—	—	—	—	—	20,000	18.60	217,510
Salvador Grausso
Cash Bonus	N/A	—	158,000	—	—	—	—	—	—	—	—
Options	2/22/21	—	—	—	—	—	—	—	60,000	18.60	652,530

1

Consists of the target cash bonus amount each of our NEOs was eligible to receive under our annual performance-based bonus program. For 2021, Mr. Martin did not have a target bonus, the target bonus for Mr. Helwig was 25% of his base salary, the target bonus for Ms. Holtschlag and Mr. Chopas was 30% of their respective base salary, and the target bonus for Ms. Shah and Mr. Grausso was 40% of their respective base salary. The amounts actually paid to our NEOs for 2021 bonuses are disclosed in the column entitled “Non-Equity Incentive Plan Compensation” in our Summary Compensation Table. Additional information about our annual bonus program is disclosed under the heading “Compensation Discussion and Analysis—Components of Compensation—Annual Performance-Based Cash Incentives.”

2

Mr. Martin’s performance-based stock options are subject to performance-based vesting criteria established by our Compensation Committee and described in the footnotes to our Outstanding Equity Awards at 2021 Year-End table below.

3

All RSU grants made in 2021 vest as to 33.33% of the restricted stock units subject to the award on the first anniversary of the grant date and the remainder of the RSUs vest in substantially equal annual installments over the next two years thereafter, generally subject to continued employment.

4

All stock option grants made in 2021 vest as to 25% of the shares subject to the stock option on the first anniversary of the grant date and the remainder of the shares subject to the stock option vest in substantially equal monthly installments over the 36 months thereafter, generally subject to continued employment.

5	This column shows the per share exercise price for the stock options granted, which is equal to the closing price of our Common Stock on the date of grant.
6

Represents the aggregate grant date fair value of the equity awards made during the year computed in accordance with FASB ASC Topic 718, excluding the impact of estimated forfeitures related to service-based vesting conditions. For additional information, including the assumptions used when valuing the awards granted in 2021, refer to Note 11 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on February 24, 2022.

Outstanding Equity Awards at 2021 Year-End

The following table provides information regarding the outstanding equity awards held by our NEOs as of December 31, 2021. These awards were granted under our Amended and Restated 2011 Equity Incentive Plan (the “2011 Plan”) and our 2018 Plan. The employment of Mr. Chopas terminated in August 2021, and therefore he did not have any outstanding equity awards as of December 31, 2021.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested[1] ($)	Equity Incentive Plan Awards: Number of Unearned Units That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Units That Have Not Vested[1] ($)
G. Kelly Martin	239,583	335,417	575,000	[2]	16.46	4/28/30	—	—	—	—
	—	—	460,000	[3]	28.60	2/22/31	—	—	—	—
Steven Helwig	10,750	—		[4]	63.34	8/26/25
	2,479	1,021		[5]	19.18	2/22/29
	1,531	1,969		[6]	20.25	3/2/30
	—	12,250		[7]	21.66	1/20/31
	—	20,000		[8]	18.60	2/22/31
				[9]			375	2,595	—	—
				[10]			1,000	6,920	—	—
				[11]			1,667	11,536	—	—
				[12]			1,250	8,650	—	—
				[13]			5,125	35,465	—	—
Danielle Holtschlag	—	50,000		[14]	15.10	10/15/31	—	—	—	—
Chhaya Shah	51,250	8,750		[15]	28.74	7/16/28	—	—	—	—
	21,250	8,750		[16]	19.18	2/22/29	—	—	—	—
	9,166	10,834		[17]	19.96	2/20/30	—	—	—	—
	4,062	10,938		[18]	14.08	11/9/30	—	—	—	—
	—	35,000		[19]	18.60	2/22/31	—	—	—	—
				[20]			5,000	34,600	—	—
				[21]			8,334	57,671	—	—
				[22]			10,000	69,200	—	—
Salvador Grausso	39,270	25,730		[23]	22.51	7/17/29	—	—	—	—
	9,166	10,834		[24]	19.96	2/20/30	—	—	—	—
	4,062	10,938		[25]	14.08	11/9/30	—	—	—	—
	—	60,000		[26]	18.60	2/22/31
	—	—		[27]	—	—	8,334	57,671	—	—

1	The value of equity awards is calculated using the closing price of our Common Stock of $6.92 (as reported on the Nasdaq Global Market on December 31, 2021).
2

50% of the stock option Mr. Martin was awarded on April 28, 2020, is subject to performance-based vesting and 50% is subject to time-based vesting. With respect to Mr. Martin’s performance-based stock option, 25% of such option will vest if, within the five-year period following the grant date of April 28, 2020 (the “Performance Period”), for a period of 20 consecutive trading days, the Company achieves a total shareholder return (“TSR”) of 50% above the stock option exercise price of $16.46; 25% of the performance-based stock option will vest if the Company achieves a TSR of 100% above the stock option exercise price for 20 consecutive trading days during the Performance Period; 25% of the performance-based stock option will vest if the Company achieves a TSR of 150% above the stock option exercise price for 20 consecutive trading days during the Performance Period; and 25% of the performance-based stock option will vest if the Company achieves a TSR of 200% above the stock option exercise price for 20 consecutive trading days during the Performance Period. 25% of Mr. Martin’s time-based stock option vested on April 28, 2021, and the remainder of the time-based stock option vests as to 1/48th of the underlying shares on the same day of each of the 36 consecutive months thereafter, subject to Mr. Martin’s continued service to the Company through each applicable vesting date. The options are eligible for accelerated vesting in connection with certain terminations of Mr. Martin’s employment as described below under the heading “Potential Payments upon Termination of Change in Control.”

3

With respect to Mr. Martin’s performance-based stock options, 100% of such option will vest, if during the five-year period following the grant date of February 22, 2021, the average closing price of the Company’s stock over a period of 60 consecutive trading days reaches or exceeds $28.60 per share, and, in such event, shall vest on the first day after such 60th trading day, provided, that Mr. Martin has a continuing service relationship with the Company on such date.

4

This stock option vested as to 25% of the underlying shares on August 27, 2016, and the remainder of the stock option has vested as to 1/48th of the underlying shares on the same day of each of the 36 consecutive months thereafter, subject to Mr. Helwig’s continued service to the Company through each applicable vesting date.

5

This stock option vested as to 25% of the underlying shares on February 22, 2020, and the remainder of the stock option vested or vests as to 1/48th of the underlying shares on the same day of each of the 36 consecutive months thereafter, subject to Mr. Helwig’s continued service to the Company through each applicable vesting date.

6

This stock option vested as to 25% of the underlying shares on March 2, 2021, and the remainder of the stock option vested or vests as to 1/48th of the underlying shares on the same day of each of the 36 consecutive months thereafter, subject to Mr. Helwig’s continued service to the Company through each applicable vesting date.

7

This stock option vested as to 25% of the underlying shares on January 20, 2022, and the remainder of the stock option vested or vests as to 1/48th of the underlying shares on the same day of each of the 36 consecutive months thereafter, subject to Mr. Helwig’s continued service to the Company through each applicable vesting date.

8

This stock option vested as to 25% of the underlying shares on February 22, 2022, and the remainder of the stock option vested or vests as to 1/48th of the underlying shares on the same day of each of the 36 consecutive months thereafter, subject to Mr. Helwig’s continued service to the Company through each applicable vesting date.

9

This RSU has vested or vests in four substantially equal annual installments on each of the first four anniversaries of the grant date of February 13, 2018, subject to Mr. Helwig’s continued service to the Company through each applicable vesting date.

10

This RSU has vested or vests in three substantially equal annual installments on each of the first three anniversaries of the grant date of February 22, 2019, subject to Mr. Helwig’s continued service to the Company through each applicable vesting date.

11

This RSU has vested or vests in three substantially equal annual installments on each of the first three anniversaries of the grant date of March 2, 2020, subject to Mr. Helwig’s continued service to the Company through each applicable vesting date.

12

This RSU has vested or vests in three substantially equal annual installments on each of the first three anniversaries of the grant date of November 9, 2020, subject to Mr. Helwig’s continued service to the Company through each applicable vesting date.

13

This RSU vests in three substantially equal annual installments on each of the first three anniversaries of the grant date of August 24, 2021, subject to Mr. Helwig’s continued service to the Company through each applicable vesting date.

14

This stock option vests as to 25% of the underlying shares on October 15, 2022, and the remainder of the stock option vests as to 1/48th of the underlying shares on the same day of each of the 36 consecutive months thereafter, subject to Ms. Holtschlag’s continued service to the Company through each applicable vesting date.

15

This stock option vested as to 25% of the underlying shares on July 16, 2019, and the remainder of the stock option vested or vests as to 1/48th of the underlying shares on the same day of each of the 36 consecutive months thereafter, subject to Ms. Shah’s continued service to the Company through each applicable vesting date.

16

This stock option vested as to 25% of the underlying shares on February 22, 2020, and the remainder of the stock option vested or vests as to 1/48th of the underlying shares on the same day of each of the 36 consecutive months thereafter, subject to Ms. Shah’s continued service to the Company through each applicable vesting date.

17

This stock option vested as to 25% of the underlying shares on February 20, 2021, and the remainder of the stock option vested or vests as to 1/48th of the underlying shares on the same day of each of the 36 consecutive months thereafter, subject to Ms. Shah’s continued service to the Company through each applicable vesting date.

18

This stock option vested as to 25% of the underlying shares on November 9, 2021, and the remainder of the stock option vested or vests as to 1/48th of the underlying shares on the same day of each of the 36 consecutive months thereafter, subject to Ms. Shah’s continued service to the Company through each applicable vesting date.

19

This stock option vested as to 25% of the underlying shares on February 22, 2022, and the remainder of the stock option vests as to 1/48th of the underlying shares on the same day of each of the 36 consecutive months thereafter, subject to Ms. Shah’s continued service to the Company through each applicable vesting date.

20

This RSU has vested or vests in three substantially equal annual installments on each of the first three anniversaries of the grant date of February 22, 2019, subject to Ms. Shah’s continued service to the Company through each applicable vesting date.

21

This RSU has vested or vests in three substantially equal annual installments on each of the first three anniversaries of the grant date of February 20, 2020, subject to Ms. Shah’s continued service to the Company through each applicable vesting date

22

This RSU vests in three substantially equal annual installments on each of the first three anniversaries of the grant date of May 17, 2021, subject to Ms. Shah’s continued service to the Company through each applicable vesting date.

23

This stock option vested as to 25% of the underlying shares on July 17, 2020, and the remainder of the stock option vested or vests as to 1/48th of the underlying shares on the same day of each of the 36 consecutive months thereafter, subject to Mr. Grausso’s continued service to the Company through each applicable vesting date.

24

This stock option vested as to 25% of the underlying shares on February 20, 2021, and the remainder of the stock option vested or vests as to 1/48th of the underlying shares on the same day of each of the 36 consecutive months thereafter, subject to Mr. Grausso’s continued service to the Company through each applicable vesting date.

25

This stock option vested as to 25% of the underlying shares on November 9, 2021, and the remainder of the stock option vested or vests as to 1/48th of the underlying shares on the same day of each of the 36 consecutive months thereafter, subject to Mr. Grausso’s continued service to the Company through each applicable vesting date.

26

This stock option vest as to 25% of the underlying shares on February 22, 2022, and the remainder of the stock option vests as to 1/48th of the underlying shares on the same day of each of the 36 consecutive months thereafter, subject to Mr. Grausso’s continued service to the Company through each applicable vesting date.

27

This RSU has vested or vests in three substantially equal annual installments on each of the first three anniversaries of the grant date of February 20, 2020, subject to Mr. Grausso’s continued service to the Company through each applicable vesting date.

Option Exercises and Stock Vested

The following table provides information regarding the value realized by our NEOs from options to purchase our Common Stock exercised by our NEOs during 2021 and RSUs that vested during 2021. The value realized on exercise of stock options represents the difference between the exercise price and the fair market value of the shares of our Common Stock on the date the options were exercised. The value realized on vesting of RSUs represents the closing price per share of our Common Stock on the vesting date multiplied by the number of shares that vested.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
G. Kelly Martin	—	—	—	—
Steven Helwig[1]	—	—	2,583	49,310
Danielle Holtschlag	—	—	—	—
Chhaya Shah[2]	—	—	6,666	124,363
James G. Chopas, CPA[3]	14,333	37,872	1,166	21,769
Salvador Grausso[4]	—	—	4,166	77,863

1	Represents 250, 375, 500, 833, and 625 shares acquired upon vesting of RSUs granted to Mr. Helwig in February 2017, February 2018, February 2019, March 2020, and November 2020, respectively.
2	Represents 2,500 and 4,166 shares acquired upon vesting of RSUs granted to Ms. Shah in February 2019 and February 2020, respectively.
3	Represents 1,166 shares acquired upon vesting of RSUs granted to Mr. Chopas in March 2020.
4	Represents 4,166 shares acquired upon vesting of RSUs granted to Mr. Grausso in February 2020.

Pension Benefits

None of our NEOs participated in any defined benefit pension plans in 2021.

Non-qualified Deferred Compensation

None of our NEOs participated in any non-qualified deferred compensation plans in 2021.

Potential Payments upon Termination or Change In Control

We maintain compensation and benefit plans and arrangements that provide payment of compensation to our NEOs in the event of certain terminations of employment or a change in control of our Company. The amount of compensation payable to our NEOs in these situations is described below.

Employment and Severance Agreements

Each of Mr. Martin and Ms. Shah has entered into an employment or severance agreement that entitles the NEO to severance payments and benefits in the event of certain terminations of employment, including in connection with or following a change in control of our Company. Each of Mr. Helwig and Ms. Holtschlag is entitled to severance payments and benefits in the event of certain terminations of employment both in connection with and outside of a change in control, pursuant to severance programs approved by our Compensation Committee. The severance amounts received by Mr. Grausso in connection with his termination of employment in January 2022 are described below. Mr. Chopas did not receive severance in connection with his voluntary resignation in August 2021.

G. Kelly Martin

On April 24, 2020, we entered into an employment agreement with Mr. Martin pursuant to which Mr. Martin serves as our President and CEO. The agreement provides that in the event Mr. Martin’s employment is terminated by us without “cause” or due to Mr. Martin’s resignation for “good reason”, then subject to his executing a general release of claims and such general release of claims becoming effective, his continued compliance with applicable restrictive covenants in his agreement and his entry into a six-month post-employment noncompetition agreement with restrictions similar to those included in his employment agreement, Mr. Martin will be entitled to receive:

•	a payment equal to 12 months of his base salary;

•

with respect to the performance-based stock options granted pursuant to his employment agreement, vesting of those options that would have vested during the 12-month period following Mr. Martin’s termination date if, during such 12-month period, the Company achieves the TSR performance goals that would have resulted in such options vesting;

•	with respect to the time-based stock options granted pursuant to his employment agreement:

•

If Mr. Martin’s termination date is within 24 months of the effective date of his employment agreement, vesting of those options that would have vested during the 12 months following his termination or the effective date of his general release of claims; and

•	If Mr. Martin’s termination date is after such 24-month period, vesting of all of the remaining unvested options; and

•

reimbursement for continued group health plan premiums for up to 12 months or, if earlier, until the date on which he becomes eligible to receive substantially similar coverage in connection with new or self-employment or becomes ineligible for COBRA continuation coverage.

If Mr. Martin’s employment is terminated without “cause” or due to Mr. Martin’s resignation for “good reason” within 12 months following a “change in control” of our Company, then subject to his executing a general release of claims and such general release of claims becoming effective, Mr. Martin will be entitled to receive:

•	a lump sum payment equal to three times his base salary then in effect, or in effect prior to the “change in control”, if higher;

•

with respect to the performance-based stock options granted pursuant to his employment agreement, vesting of those options that would have vested during the 12-month period following Mr. Martin’s termination date if, during such 12-month period, the Company achieves the TSR performance goals that would have resulted in such options vesting;

•	accelerated vesting of all of his unvested time-based stock options; and

•

reimbursement for continued group health plan premiums for up to 12 months or, if earlier, until the date on which he becomes eligible to receive substantially similar coverage in connection with new or self-employment or becomes ineligible for COBRA continuation coverage.

Other NEOs—SVP Level

We have entered into a severance agreement with Ms. Shah as a result of her position as a Senior Vice President of the Company. This agreement provides that if Ms. Shah’s employment is terminated without “cause” or due to her resignation for “good reason”, then subject to her executing a general release of claims and continuing to comply with the terms of her employee confidentiality and non-compete agreement, Ms. Shah will be entitled to receive:

•	base salary payments for six months;

•	payment of medical care premiums for six months; and

•	any earned but unpaid annual bonus for the year immediately prior to the year in which her termination occurs, based upon actual performance and payable in a lump sum.

If Ms. Shah’s employment is terminated without “cause” or due to her resignation for “good reason” within 12 months following a “change in control” of our Company, then subject to her executing a general release of claims and continuing to comply with the terms of her employee confidentiality and non-compete agreement, in lieu of the severance benefits described above, Ms. Shah will be entitled to receive:

•	base salary payments for 12 months;

•	payment of medical care premiums for 12 months;

•	any unpaid annual bonus for the year prior to the year in which his termination occurs, based upon actual performance and payable in a lump sum;

•	payment of her target annual bonus for the year in which termination occurs; and

•	accelerated vesting of all outstanding unvested Company equity awards that vest solely based on the passage of time.

Other NEOs

Under our Compensation Committee-approved non-change-in-control severance program, if the employment of Mr. Helwig and Ms. Holtschlag is terminated without “cause” or due to his or her resignation for “good reason”, then subject to the executive executing a general release of claims and continuing to comply with the terms of his or her respective employee confidentiality and non-compete agreement, the executive will be entitled to receive the following benefits based on his or her respective employment level under the program:

•	base salary payments for 10 weeks, in the case of Mr. Helwig, and 16 weeks, in the case of Ms. Holtschlag, plus an additional two weeks for every full year of service to the Company; and

•	payment of medical care premiums for 10 weeks, in the case of Mr. Helwig, and 16 weeks, in the case of Ms. Holtschlag, plus an additional two weeks for every full year of service to the Company.

Under our Compensation Committee-approved change-in-control severance program, if the employment of Mr. Helwig or Ms. Holtschlag is terminated without “cause” or due to his or her resignation for “good reason” within 12 months following a “change in control” of our Company, then subject to the executive executing a general release of claims and continuing to comply with the terms of his or her respective employee confidentiality and non-compete agreement, in lieu of the severance benefits described above, the executive will be entitled to receive the following benefits based on his or her respective employment level under the program:

•	base salary payments for six months, in the case of Mr. Helwig and Ms. Holtschlag, in each case payable in a lump sum;

•	payment of medical care premiums for six months, in the case of Mr. Helwig and Ms. Holtschlag, in each case grossed-up for taxes and payable in a lump sum;

•	any unpaid annual bonus for the year prior to the year in which the termination occurs, based upon actual performance and payable in a lump sum;

•	payment of his or her target annual bonus for the year in which the termination occurs; and

•	accelerated vesting of all outstanding unvested Company equity awards that vest solely based on the passage of time.

In connection with his termination of employment in January 2022, Mr. Grausso received severance payments equal to nine months of his base salary ($262,500) and 50% of his annual bonus target ($79,000), in each case paid as a lump sum, payment of nine months of premiums for continued healthcare coverage pursuant to COBRA ($24,277), and a lump-sum payment in respect of the accelerated vesting of 8,334 unvested RSUs ($53,088). Mr. Grausso remains subject to terms of his employee confidentiality and non-compete agreement.

For purposes of our employment agreement with Mr. Martin and for our Other NEOs’ severance arrangements:

•

“cause” is generally defined to include, subject to certain notice and cure rights: (i) commission of an act of fraud, embezzlement or theft against the Company or its subsidiaries; (ii) conviction of, or a plea of no contest to, a felony or a crime involving moral turpitude; (iii) willful nonperformance of material duties as an employee of the Company, which cannot be fully cured within 30 days of the NEO’s receipt of notice thereof; (iv) material breach of any material agreement between the executive and the Company or any of its subsidiaries; (v) the gross negligence, willful misconduct or any other act of willful disregard for the Company’s or any of its subsidiaries’ best interests; and (vi) unlawful use (including being under the influence) or possession of illegal drugs on the Company’s (or any of its affiliate’s) premises;

•

“good reason” is generally defined to include the following occurrences without the NEO’s consent, provided that the NEO has provided timely notice of such occurrence and the Company has failed within 30 days to cure the condition, if curable, and the NEO timely resigns: (i) a material reduction in base salary or, for our Other NEOs, a material reduction in their target annual bonus; (ii) a material diminution in duties, responsibilities, or authority; (iii) for Mr. Martin, a material breach by the Company of any material provision of his employment agreement; (iv) a requirement that the NEO relocate to a principal place of employment more than seventy-five (75) miles from the location immediately prior to such relocation; or (v) the failure of the Company to obtain an agreement from any successor to all or substantially all of the business or assets of the Company to assume their severance agreement; and

•	“change in control” means a change of control within the meaning of our 2018 Plan.

Calculation of Potential Payments upon Termination or Change in Control

The following table shows potential payments to our currently employed NEOs under the various severance and other arrangements and agreements that were in effect on December 31, 2021 for various scenarios involving a change in control or termination of employment, assuming a December 31, 2021 termination or transaction date and, where applicable, using the closing price of our Common Stock of $6.92 (as reported on the Nasdaq Global Market as of December 31, 2021).

	Form of Payment
Name/Triggering Event	Cash Severance ($)	Bonus ($)	Benefit Continuation ($)	Equity Awards[1] ($)	Company Provided Life Insurance[2] ($)	Total[3] ($)
G. Kelly Martin
Change in Control	—	—	—	—	—	—
Death/Disability	—	—	—	—	750,000	750,000
Retirement	—	—	—	—	—	—
Involuntary Termination[4]	600,000	—	37,947	—	—	637,947
Termination after Change in Control[5]	1,800,000	—	37,847	—	—	1,837,847
Steven Helwig
Change in Control	—	—	—	—	—	—
Death/Disability	—	—	—	—	510,000	510,000
Retirement	—	—	—	—	—	—
Involuntary Termination[6]	116,346	—	—	—	—	116,346
Termination after Change in Control[9]	137,500	68,750	—	65,166	—	271,416
Danielle Holtschlag
Change in Control	—	—	—	—	—	—
Death/Disability	—	—	—	—	510,000	510,000
Retirement	—	—	—	—	—	—
Involuntary Termination[7]	78,462	—	9,065	—	—	87,527
Termination after Change in Control[9]	127,500	76,500	13,951	—	—	217,951
Chhaya Shah
Change in Control	—	—	—	—	—	—
Death/Disability	—	—	—	—	750,000	750,000
Retirement	—	—	—	—	—	—
Involuntary Termination[6]	225,000	—	18,974	—	—	243,974
Termination after Change in Control[9]	450,000	180,000	37,947	161,471	—	829,418

1

For option awards, reflects the excess, if any, of the closing market price of our Common Stock on December 31, 2021 ($6.92) over the exercise price of the applicable stock option, multiplied by the number of unvested shares which would vest upon a qualifying termination within 12 months following a change in control of the Company. For RSU awards, represents amounts based on the number of unvested shares of Common Stock subject to such RSU awards which would vest upon a qualifying termination within 12 months following a change in control of the Company, multiplied by the closing market price of our Common Stock on December 31, 2021 ($6.92). No amounts have been included for Mr. Martin’s performance-based stock option award granted in 2020 and 2021 as the applicable performance objectives have not been achieved as of December 31, 2021, and the award was not subject to accelerated vesting upon a qualifying termination of Mr. Martin’s employment within 12 months following a change in control of the Company.

2	Represents amounts that would be payable under Company provided life insurance policies upon an executive’s death.

3

If any amounts payable to any of our NEOs in connection with a change in control would be subject to excise taxes under Section 4999 of the Code, the amounts will be reduced to the extent the reduction results in such executive retaining a larger after-tax amount of such payments or benefits than would be retained absent the reduction. The amounts shown in this table for our NEOs assume no such reduction would apply.

4

Upon Mr. Martin’s termination without cause or resignation for good reason, other than in connection with a change in control, Mr. Martin would be entitled to receive (a) base salary continuation payments for 12 months, (b) reimbursement for continued group health plan premiums for up to 12 months and (c) vesting of those time-based options granted pursuant to his employment agreement that would have vested during the 12 months following his termination or the effective date of his general release of claims.

5

Upon Mr. Martin’s termination without cause or resignation for good reason within 12 months following a change in control, Mr. Martin would be entitled to receive (a) a lump sum payment equal to three times his base salary then in effect, (b) reimbursement for continued group health plan premiums for up to 12 months, and (c) accelerated vesting of all outstanding unvested Company equity or equity-based awards that vest solely based on the passage of time.

6

Upon Mr. Helwig’s termination without cause or resignation for good reason, he would be entitled to receive base salary payments for a period of 10 weeks, plus two weeks for each full year of service. Mr. Helwig does not currently participate in company health benefit plans and therefore would not be entitled to a post-termination payment of medical care premiums.

7

Upon Ms. Holtschlag’s termination, without cause or resignation for good reason, she would be entitled to receive (a) base salary payments for a period of 16 weeks, plus two weeks for each full year of service; and (b) payment of medical care premiums for a period of 16 weeks, plus two weeks for each full year of service.

8

Upon Ms. Shah’s termination without cause or resignation for good reason, other than in connection with a change in control, she would be entitled to receive (a) base salary payments for six months, (b) payment of medical care premiums for six months, and (c) any unpaid annual bonus for the year prior to the year in which her termination occurs, based upon actual performance and payable in a lump sum.

9

Upon the termination of employment of Mr. Helwig, Ms. Holtschlag or Ms. Shah without cause or resignation by the executive for good reason, in each case, within 12 months following a change in control of the Company, the executive would be entitled to receive (a) base salary payments for 12 months, in the case of Ms. Shah, and six months, in the case of Mr. Helwig and Ms. Holtschlag, (b) payment of medical care premiums for 12 months, in the case of Ms. Shah, and six months in the case of Ms. Holtschlag (c) any unpaid annual bonus for the year prior to the year in which the termination occurs, based upon actual performance and payable in a lump sum, (d) payment of the annual target bonus for the year in which termination occurs, and (e) accelerated vesting of all outstanding Company equity awards that vest solely based on the passage of time. Mr. Helwig does not currently participate in Company health benefit plans and therefore would not be entitled to a post-termination payment of medical care premiums.

CEO PAY RATIO

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our median employee and the annual total compensation of our principal executive officer.

Our principal executive officer for 2021 was Mr. G. Kelly Martin, our President and CEO. His total annual compensation for purposes of this CEO pay ratio disclosure as described below, was $3,493,881, as disclosed in the Summary Compensation Table above. The total annual compensation of our median employee in 2021 was $248,946. The ratio of these two amounts is approximately 14:1.

Consistent with the process adopted to identify our median employee in prior years, we identified our median employee as of December 5, 2021 by (i) aggregating for each applicable employee (A) annual base salary for salaried employees (or hourly rate multiplied by expected annual work schedule, for hourly employees), (B) the target incentive compensation for 2021, and (C) the estimated accounting value of any equity awards granted during 2021 and (ii) ranking this consistently applied compensation measure for our employees from lowest to highest. This calculation was performed for all employees, excluding Mr. Martin, whether employed on a full-time, part-time, or seasonal basis. Once we determined our median employee, we calculated this employee’s compensation in accordance with Item 402(c)(2)(x) of Regulation S-K for purposes of the pay ratio reported above.

The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described above. Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2021, regarding shares of Common Stock that may be issued under our equity compensation plans, consisting of our 2003 Long-Term Incentive Plan, as amended (the “2003 Plan”), our 2011 Plan, our 2018 Plan, and our 2016 Employee Stock Purchase Plan (the “ESPP”).

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights[1] ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders:
2003 Plan	—	—	—
2011 Plan	1,119,616[2]	18.96	—
2018 Plan	5,074,640[3]	18.24	2,860,941[4]
ESPP[5]	—	—	2,180,815[6]
Equity compensation plans not approved by security holders[7]	1,270,000	16.06	—
Total	7,464,256	19.08	5,041,756

1	Does not take into account outstanding restricted stock units as these awards have no exercise price.
2	Excludes 9,211 shares issuable under our 2011 Plan upon vesting of outstanding restricted stock units.
3	Excludes 435,400 shares issuable under our 2018 Plan upon vesting of outstanding restricted stock units.
4	Includes 753,502 shares which were cancelled, forfeited, or otherwise terminated under the 2011 Plan, which are available for issuance under the 2018 Plan.
5	The purchase rights accruing under the ESPP (and therefore the exercise price and number of shares to be purchased thereunder) are not determined until the end of the applicable purchase period.
6

The number of shares authorized for issuance under the ESPP will be annually increased on January 1 of each year during the term of the ESPP, beginning on January 1, 2017, and ending on and including January 1, 2026, by an amount equal to the lesser of (a) 1% of the shares of Common Stock outstanding on the final day of the immediately preceding calendar year and (b) such smaller number of shares as is determined by our Board. The maximum aggregate number of shares issuable under the ESPP is 4,298,424.

7

Consists of shares authorized for issuance pursuant to individual stock option awards granted on each of March 7, 2016, March 28, 2016, May 8, 2016, May 15, 2017, July 17, 2017, November 27, 2017, July 16, 2018, September 4, 2018, July 17, 2019, December 12, 2019, and April 28, 2020, to certain individuals to induce such individuals to accept employment with the Company.

COMPENSATION OF DIRECTORS

Directors who are also employees of our Company do not receive compensation for their service on our Board. Our non-employee directors are eligible for compensation under our non-employee director compensation program. Our Board may amend or terminate the program at any time. The program is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.

Under the program, non-employee directors receive an annual cash retainer for service on our Board and for service on each committee of which the director is a member. Cash retainers are payable quarterly in arrears and prorated for partial periods of service. The annual retainers paid under the program for 2021 were as follows:

Non-Employee Director:	$50,000
Independent Chairman:	$30,000
Chair of Audit Committee:	$20,000
Chair of Compensation Committee:	$15,000
Chair of Nominating and Corporate Governance Committee:	$10,000
Audit Committee Member (other than Chair):	$10,000
Compensation Committee Member (other than Chair):	$7,500
Nominating and Corporate Governance Committee Member (other than Chair):	$5,000

Our non-employee director compensation program also provides for an initial and annual equity award. Each non-employee director initially elected or appointed to serve on our Board will be granted an option to purchase 30,000 shares of our Common Stock on the date the director commences service. This option vests in substantially equal installments on each of the first four anniversaries of the date of grant, subject to the recipient’s continued service as a non-employee director through each vesting date. The non-employee director annual stock option awards, which consist of an option to purchase 10,000 shares of our Common Stock and 5,500 RSUs, are granted on the same date as the annual incentive equity awards for our executive officers and vest fully on the first anniversary of the grant date. Each stock option granted to non-employee directors has a 10-year term.

In recognition of the substantial additional efforts of the Board in connection with their services during the fiscal year ended December 31, 2020, including oversight of an executive leadership transition, an internal reorganization and significant corporate transactions, our directors received the following grants of stock options in January 2021, which were in addition to the annual equity grants made to them in February 2021: Mr. Hughes received a grant of 40,000 stock options and each of Dr. Dere, Ms. Friedman, Dr. Garnier, and Mr. Murphy received a grant of 20,000 stock options. These options vest fully on the first anniversary of the grant date, subject to the recipient’s continued service as a non-employee director through the vesting date. Ms. Sanders and Dr. von Eschenbach did not receive this supplemental equity grant as they were not serving as non-employee directors in 2020.

In February 2021, in consultation with our compensation consultant, Pay Governance, and after a review of peer group data, our Board increased the annual retainer to be paid for serving as our Independent Chairman from $25,000 to $30,000. All other components of our non-employee director compensation program remained the same for 2021 as they were for 2020.

The value of all awards granted under the 2018 Plan and all other cash compensation paid by us to any non-employee director in any calendar year may not exceed $950,000, excluding the value of any awards granted in connection with a non-employee director’s initial election or appointment to serve on our Board.

We also reimburse our non-employee directors for reasonable travel and out-of-pocket expenses incurred in connection with attending Board and committee meetings.

Director Compensation—2021

The following table provides information concerning the compensation of each non-employee director who served on our Board during the year ended December 31, 2021. We also reimburse our non-employee directors for reasonable travel and out-of-pocket expenses incurred in connection with attending our Board and committee meetings. Mr. Martin, our current CEO, did not receive compensation for his service as a director, and, consequently, he is not included in this table. Information regarding the compensation of Mr. Martin may be found above under the heading “Executive Compensation—Summary Compensation Table.”

Name	Fees Earned or Paid in Cash ($)	Stock Awards[1] ($)	Option Awards ($)	Total ($)
Owen Hughes[2]	97,500	102,300	632,426	832,226
Willard H. Dere, M.D.[2]	62,791	102,300	371,594	536,685
Catherine J. Friedman[2]	82,512	102,300	371,594	556,406
Jean-Pierre Garnier, Ph.D.[2]	70,912	102,300	371,594	544,806
Sean Murphy[2]	60,946	102,300	371,594	534,840
Machelle Sanders[3]	53,750	—	323,418	377,168
Andrew C. von Eschenbach, M.D.[3]	53,750	—	323,418	377,168

1

Represents the aggregate grant date fair value of the annual RSU awards as of the grant date, January 21, 2021, and February 22, 2021, computed in accordance with FASB ASC Topic 718, excluding the impact of estimated forfeitures related to service-based vesting conditions. The grant date fair value of each share of Common Stock underlying the awards of RSUs was $18.60, the closing price of our Common Stock on the grant date.

2

Represents the aggregate grant date fair value of stock option awards as of the grant date, February 22, 2021, computed in accordance with FASB ASC Topic 718, excluding the impact of estimated forfeitures related to service-based vesting conditions. For additional information, including the assumptions used when valuing the awards granted in 2021, refer to Note 11 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on February 24, 2022.

3

Represents the aggregate grant date fair value of stock option awards as of the grant date, January 4, 2021, computed in accordance with FASB ASC Topic 718, excluding the impact of estimated forfeitures related to service-based vesting conditions. For additional information, including the assumptions used when valuing the awards granted in 2021, refer to Note 11 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on February 24, 2022.

The following table shows the aggregate number of RSUs and stock options outstanding as of December 31, 2021, held by each non-employee director.

Name	Outstanding Stock Awards (#)	Outstanding Option Awards (#)
Owen Hughes	5,500	211,694
Willard H. Dere, M.D.	5,500	158,800
Catherine J. Friedman	5,500	143,800
Jean-Pierre Garnier, Ph.D.	5,500	143,800
Sean Murphy	5,500	60,000
Machelle Sanders	—	30,000
Andrew C. von Eschenbach, M.D.	—	30,000

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of June 3, 2022, unless otherwise indicated, regarding the beneficial ownership of our Common Stock by (i) stockholders who beneficially owned more than 5% of the outstanding shares of our Common Stock and (ii) each of our Directors (which includes all nominees) and NEOs, and (iii) all of our Directors and Executive Officers as a group. The term “Executive Officers” means all of our executive officers who are subject to the reporting requirements under Section 16 of the Securities and Exchange Act of 1934, as amended.

	BENEFICIAL OWNERSHIP[1]
BENEFICIAL OWNER	NUMBER OF SHARES	PERCENT OF TOTAL
5% or Greater Stockholders:
BB Biotech AG2	8,255,714	17.34%
Rubric Capital Management LP3	6,959,305	14.62%
The Vanguard Group[4]	4,931,233	10.36%
State Street Corporation[5]	4,353,491	9.15%
BlackRock, Inc.[6]	3,553,276	7.46%
Velan Capital Investment Management LP/Repertoire Partners LP7	3,443,000	7.23%
Directors and Named Executive Officers:
Owen Hughes[8]	227,844	*
Willard H. Dere, M.D.[9]	176,495	*
Catherine J. Friedman[10]	165,100	*
Jean-Pierre Garnier, Ph.D.[11]	165,100	*
Jennifer Ann Jarrett	—
Susan Vissers Lisa	—
Sean Murphy[12]	43,000	*
Machelle Sanders[13]	7,500	*
Andrew C. von Eschenbach, M.D.[14]	7,500	*
G. Kelly Martin[15]	323,437	*
Danielle Holtschlag	—
Chhaya Shah[16]	129,811	*
Steven Helwig[17]	37,048	*
James G. Chopas, CPA[18]	18,700	*
Salvador Grausso[19]	8,312	*
All Directors and Executive Officers as a group (14 individuals)[20]	1,286,961	2.64%

*	Less than 1% of the outstanding shares of our Common Stock.
1

The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC and includes securities with respect to which a stockholder has voting or investment power. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of our Common Stock subject to options, warrants, RSUs or other rights held by such person that are currently exercisable or have vested or will become exercisable or will have vested within 60 days of June 3, 2022 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. On June 3, 2022, we had 47,600,500 shares of Common Stock outstanding. Unless otherwise indicated, the address of all listed stockholders is c/o Radius Health, Inc., 22 Boston Wharf Road, 7th Floor, Boston, Massachusetts, 02210. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

2

Based upon a Schedule 13D/A filed with the SEC on January 18, 2022, reflecting the beneficial ownership of our Common Stock by BB Biotech AG (“BB Biotech”) and its wholly-owned subsidiary, Biotech Target N.V.(“Biotech Target”), which also indicates that they have (i) shared voting power with respect to 8,255,714 of such shares and (ii) shared dispositive power with respect to all such shares. The address for BB Biotech is Schwertstrasse 6, CH-8200 Schaffhausen, Switzerland. The address for Biotech Target is Ara Hill Top Building, Unit A-5, Pletterijweg Oost 1, Curacao.

3

Based on a Schedule 13G filed with the SEC on January 3, 2022, reflecting the beneficial ownership of our Common Stock by Rubric Capital Management LP (“Rubric Capital”) and David Rosen, Managing Member of Rubric Capital Management GP LLC, the general partner of Rubric Capital, which also indicates that they have (i) shared voting power with respect to 6,959,305 of such shares and (ii) shared dispositive power with respect to all of such shares. The shares are held by certain investment funds and/or accounts for which Rubric Capital serves as investment adviser. The address for Rubric Capital and Mr. Rosen is 155 East 44th Street, Suite 1630, New York, NY 10017.

4

Based on a Schedule 13G/A filed with the SEC on February 10, 2022, reflecting the beneficial ownership of our Common Stock by The Vanguard Group (“Vanguard”), which also indicates that it has (i) shared voting power with respect to 89,191 of such shares, (ii) sole dispositive power with respect to 4,808,766 of such shares and (iii) shared dispositive power with respect to 122,467 of such shares. The shares are held by certain of Vanguard’s clients, including investment companies registered under the Investment Company Act of 1940 and other managed accounts. The address for Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

5

Based on a Schedule 13G/A filed with the SEC on February 11, 2022, reflecting the beneficial ownership of our Common Stock by State Street Corporation (“State Street”) and SSGA Funds Management, Inc. (“SSGA”), which also indicates that State Street has (i) shared voting power with respect to 4,256,595 of such shares and (ii) shared dispositive power with respect to all of such shares and that SSGA has (i) shared voting power with respect to 3,489,609 of such shares and (ii) shared dispositive power with respect to 3,501,009 of such shares. The shares may be held by the following subsidiaries of State Street: SSGA; State Street Global Advisors Limited; State Street Global Advisors, Australia, Limited; State Street Global Advisors Europe Limited; and State Street Global Advisors Trust Company. The address for State Street and SSGA is State Street Financial Center, 1 Lincoln Street, Boston, MA 02111.

6

Based on a Schedule 13G/A filed with the SEC on February 3, 2022, reflecting the beneficial ownership of Common Stock by BlackRock, Inc. (“BlackRock”), which also indicates that it has (i) sole voting power with respect to 3,501,468 of such shares and (ii) sole dispositive power with respect to 3,553,276 of such shares. These shares may be held by the following subsidiaries of Blackrock: BlackRock Life Limited; BlackRock Advisors, LLC; Aperio Group, LLC, BlackRock (Netherlands) B.V.; BlackRock Institutional Trust Company, National Association; BlackRock Asset Management Ireland Limited; BlackRock Financial Management, Inc.; BlackRock Asset Management Schweiz AG; BlackRock Investment Management, LLC; BlackRock Investment Management (UK) Limited; BlackRock Asset Management Canada Limited; BlackRock Investment Management (Australia) Limited; BlackRock Fund Advisors; and BlackRock Fund Managers Ltd. The address for BlackRock is 55 East 52nd Street, New York, NY 10055.

7

Based on a Schedule 13D/A filed with the SEC on May 25, 2022, reflecting the beneficial ownership of Common Stock by Velan Capital Partners LP (“Velan LP”) and Repertoire Master Fund LP (“Repertoire Master”). Such filing indicates that Velan LP directly beneficially owns 1,721,500 shares of Common Stock. Velan Capital Holdings LLC (“Velan GP”), as the general partner of Velan LP, may be deemed to beneficially own the 1,721,500 shares of Common Stock owned by Velan LP. Velan Capital Investment Management LP (“Velan Capital”), as the investment manager of Velan LP, may be deemed to beneficially own the 1,721,500 shares of Common Stock owned by Velan LP. Velan Capital Management LLC (“Velan IM GP”), as the general partner of Velan Capital, may be deemed to beneficially own the 1,721,500 shares of Common Stock owned by Velan LP. Messrs. Adam Morgan and Balaji Venkataraman, as Managing Members of each of Velan GP and Velan IM GP, may be deemed to beneficially own the 1,721,500 shares of Common Stock owned by Velan LP. Such filing also indicates that Repertoire Master directly beneficially owns 1,721,500 shares of Common Stock. Repertoire Holdings LLC (“Repertoire Holdings”), as the general partner of Repertoire Master, may be deemed to beneficially own the 1,721,500 shares of

Common Stock owned by Repertoire Master. Repertoire Partners LP (“Repertoire Partners”), as the investment manager of Repertoire Master, may be deemed to beneficially own the 1,721,500 shares of Common Stock owned by Repertoire Master. Repertoire Partners GP LLC (“Repertoire GP”), as the general partner of Repertoire Partners, may be deemed to beneficially own the 1,721,500 shares of Common Stock owned by Repertoire Master. Mr. Deepak Sarpangal, as the Managing Partner of Repertoire Partners and Managing Member of each of Repertoire Holdings and Repertoire GP, may be deemed to beneficially own the 1,721,500 shares of Common Stock owned by Repertoire Master. The address of Velan LP, Velan GP, Velan Capital, Velan IM GP and Messrs. Morgan and Venkataraman is 1055b Powers Place, Alpharetta, GA 30009. The address of each of Repertoire Master, Repertoire Holdings, Repertoire Partners, Repertoire GP, and Mr. Sarpangal is 31 Hudson Yards, 11th Floor, Suite 43, New York, NY 10001.
8	Represents 16,150 shares held by Mr. Hughes and 211,694 shares issuable upon the exercise of stock options exercisable within 60 days of June 3, 2022.
9	Represents 17,695 shares held by Dr. Dere and 158,800 shares issuable upon the exercise of stock options exercisable within 60 days of June 3, 2022.
10	Represents 21,300 shares held by Ms. Friedman and 143,800 shares issuable upon the exercise of stock options exercisable within 60 days of June 3, 2022.
11	Represents 21,300 shares held by Dr. Garnier and 143,800 shares issuable upon the exercise of stock options exercisable within 60 days of June 3, 2022.
12	Represents 5,500 shares held by Mr. Murphy and 37,500 shares issuable upon the exercise of stock options exercisable within 60 days of June 3, 2022.
13	Represents 7,500 shares issuable to Ms. Sanders upon the exercise of stock options exercisable within 60 days of June 3, 2022.
14	Represents 7,500 shares issuable to Dr. von Eschenbach upon the exercise of stock options exercisable within 60 days of June 3, 2022.
15	Represents 323,437 shares issuable to Mr. Martin upon the exercise of stock options exercisable within 60 days of June 3, 2022.
16	Represents 13,458 shares held by Ms. Shah and 116,353 shares issuable upon the exercise of stock options exercisable within 60 days of June 3, 2022.
17	Represents 9,519 shares held by Mr. Helwig and 27,529 shares issuable upon the exercise of stock options exercisable within 60 days of June 3, 2022.
18	Represents 18,700 shares held by Mr. Chopas.
19	Represents 8,312 shares held by Mr. Grausso.
20	Please see footnotes 8 through 16. Also includes 1,174 shares held and 40,000 shares issuable upon the exercise of stock options exercisable within 60 days of June 3, 2022.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Procedures for Related Party Transactions

Our Board has adopted a written related party transaction policy to set forth the policies and procedures for the review and approval or ratification of related party transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related party had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related party or entities in which the related party has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related party.

Under the policy, management is required to present to our Audit Committee each proposed related party transaction. Our Audit Committee reviews the relevant facts and circumstances of each such transaction and either approves or disapproves the transaction. If advance Audit Committee approval of a related party transaction is not feasible, then the transaction may be preliminarily entered into by management upon prior approval by the Chair of our Audit Committee subject to ratification of the transaction by our Audit Committee at our Audit Committee’s next regularly scheduled meeting. Any related party transaction must be approved or ratified by our Audit Committee in order to be consummated or continue, as applicable. Management is responsible for updating our Audit Committee as to any material changes to any approved or ratified related party transaction and for providing a status report at least annually of all current related party transactions at a regularly scheduled meeting of our Audit Committee. No director may participate in approval of a related party transaction in which he or she is a related party.

Transactions with Related Parties

Other than compensation arrangements, we describe below the transactions, and series of similar transactions, since January 1, 2021, to which we were a party or will be a party, in which:

•	the amounts involved exceeded or exceeds $120,000; and

•

any of our directors, executive officers, or holders of more than 5% of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Indemnification

Pursuant to our Amended and Restated Bylaws, we indemnify our directors and executive officers to the fullest extent permitted by law so that they will be free from undue concern about personal liability in connection with their service to us. We have also entered into agreements with our directors and executive officers contractually obligating us to provide this indemnification to them.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the fiscal year ended December 31, 2021, Catherine J. Friedman, Jean-Pierre Garnier, Ph.D., and Owen Hughes served as members of our Compensation Committee. None of these Committee members is, or has ever been, an officer or employee of the Company. To our knowledge, there were no other relationships involving the members of our Compensation Committee which require disclosure in this Definitive Proxy Statement as a Compensation Committee interlock.

FUTURE STOCKHOLDER PROPOSALS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2023 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 22 Boston Wharf Road, 7th Floor, Boston, Massachusetts, 02210 in writing not later than February 6, 2023.

Our Amended and Restated Bylaws provide for proxy access by permitting a stockholder, or a group of up to 20 stockholders, that has owned at least three percent of our Common Stock continuously for three years to nominate and include in the Company’s annual meeting proxy materials up to twenty percent of the Board, provided that the stockholders and nominees satisfy the requirements specified in the Amended and Restated Bylaws. In accordance with our Amended and Restated Bylaws, a stockholder or group of stockholders that wishes to nominate any director candidates using proxy access must provide a notice of proxy access nomination (containing the information specified in our Amended and Restated Bylaws regarding the stockholder and the nominee or nominees) to our corporate secretary:

•	not less than 90 nor more than 120 days prior to the anniversary date of the most recent annual meeting of stockholders; or

•

if the date of the annual meeting of stockholders is more than 30 days earlier or more than 60 days later than the anniversary date of the most recent annual meeting of stockholders, then not later than the close of business on the 10th day after public announcement of the meeting date.

Accordingly, to comply with the above requirements and therefore be eligible for inclusion in the proxy materials for our 2023 Annual Meeting of Stockholders, a notice of proxy access nomination must be received no earlier than March 10, 2023 and no later than April 9, 2023.

Stockholders intending to present a proposal at our 2023 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the first anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2023 Annual Meeting of Stockholders no earlier than March 10, 2023 and no later than April 9, 2023. The notice must contain the information required by our Amended and Restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of our 2023 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after July 8, 2023, then our Secretary must receive such written notice not earlier than the 120th day prior to the 2023 Annual Meeting and not later than the 90th day prior to the 2023 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

OTHER MATTERS

Our Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

SOLICITATION OF PROXIES

The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians, and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians, and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

ANNUAL REPORT ON FORM 10-K

A copy of our 2021 Annual Report, including financial statements and schedules but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on June 3, 2022 without charge upon written request addressed to:

Radius Health, Inc.

Attention: Secretary

22 Boston Wharf Road, 7th Floor

Boston, Massachusetts 02210

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our 2021 Annual Report at www.proxyvoting.com/RDUS. You also may access our 2021 Annual Report at www.radiuspharm.com or www.sec.gov.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, PLEASE VOTE AS SOON AS POSSIBLE. YOU ARE URGED TO DATE, SIGN AND RETURN THE BLUE PROXY CARD IN THE ENVELOPE PROVIDED TO YOU, OR TO USE THE TELEPHONE OR INTERNET METHOD OF VOTING DESCRIBED ON YOUR BLUE PROXY CARD, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING VIRTUALLY, SO THAT YOUR SHARES CAN BE VOTED REGARDLESS OF WHETHER YOU ATTEND THE ANNUAL MEETING VIRTUALLY. VOTING NOW WILL NOT LIMIT YOUR RIGHT TO CHANGE YOUR VOTE OR TO ATTEND THE ANNUAL MEETING; IF YOU SHOULD BE PRESENT AT THE VIRTUAL ANNUAL MEETING AND DESIRE TO VOTE ONLINE DURING THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY AT SUCH TIME. ONLY THE LATEST VALIDLY EXECUTED PROXY THAT YOU TIMELY SUBMIT WILL BE COUNTED. IF YOUR SHARES ARE HELD IN THE NAME OF A BROKER, BANK OR OTHER HOLDER OF RECORD, FOLLOW THE VOTING INSTRUCTIONS YOU RECEIVED FROM THE HOLDER OF RECORD IN ORDER TO VOTE YOUR SHARES.

By Order of the Board of Directors

Kim M. Clarke
Secretary
Boston, Massachusetts
June 6, 2022

APPENDIX A

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

RADIUS HEALTH, INC.

(Pursuant to Sections 242 and 245 of the

General Corporation Law of the State of Delaware)

Radius Health, Inc., originally incorporated on February 4, 2008 under the name MPM Acquisition Corp., a corporation organized and existing under and by virtue of the provision of the General Corporation Law of the State of Delaware.

FIRST: The name of the Corporation is Radius Health, Inc.

SECOND: The address of the Corporation’s registered office is 251 Little Falls Drive, City of Wilmington, County of New Castle, Delaware, Zip Code 19808. The name of its registered agent at that address is Corporation Service Company.

THIRD: The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 210,000,000 shares, consisting of (i) 200,000,000 shares of Common Stock, $.0001 par value per share (“Common Stock”), and (ii) 10,000,000 shares of Preferred Stock, $.0001 par value per share (“Preferred Stock”).

The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

A. COMMON STOCK.

1. General. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

2. Voting. The holders of the Common Stock shall have voting rights at all meetings of stockholders, each such holder being entitled to one vote for each share thereof held by such holder; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (which, as used herein, shall mean the certificate of incorporation of the Corporation, as amended from time to time, including the terms of any certificate of designations of any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation or the General Corporation Law of the State of Delaware. There shall be no cumulative voting.

The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the

Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware.

3. Dividends. Dividends may be declared and paid on the Common Stock as and when determined by the Board of Directors subject to any preferential dividend or other rights of any then outstanding Preferred Stock and to the requirements of applicable law.

4. Liquidation. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential or other rights of any then outstanding Preferred Stock.

B. PREFERRED STOCK.

Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided.

Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by adopting a resolution or resolutions providing for the issuance of the shares thereof and by filing a certificate of designations relating thereto in accordance with the General Corporation Law of the State of Delaware, to determine and fix the number of shares of such series and such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the fullest extent now or hereafter permitted by the General Corporation Law of the State of Delaware. Without limiting the generality of the foregoing, the resolution or resolutions providing for the issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to any other series of Preferred Stock to the extent permitted by law.

The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware.

FIFTH: Except as otherwise provided herein, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute and this Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

SIXTH: In furtherance and not in limitation of the powers conferred upon it by the General Corporation Law of the State of Delaware, and subject to the terms of any series of Preferred Stock, the Board of Directors shall have the power to adopt, amend, alter or repeal the Bylaws of the Corporation. The stockholders may not adopt, amend, alter or repeal the Bylaws of the Corporation, or adopt any provision inconsistent therewith, unless such action is approved, in addition to any other vote required by this Certificate of Incorporation, by the affirmative vote of the holders of at least a majority in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon.

SEVENTH: Except to the extent that the General Corporation Law of the State of Delaware prohibits the elimination or limitation of liability of directors for breaches of fiduciary duty, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provision of law imposing such liability. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. If the General Corporation Law of the State of Delaware is amended to permit further elimination or limitation of the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware as so amended.

EIGHTH: This Article EIGHTH is inserted for the management of the business and for the conduct of the affairs of the Corporation.

1. General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

2. Number of Directors; Election of Directors. Subject to the rights of holders of any series of Preferred Stock to elect directors, the number of directors of the Corporation shall be established from time to time by the Board of Directors. Election of directors need not be by written ballot, except as and to the extent provided in the Bylaws of the Corporation.

3. Classes of Directors. Subject to the rights of holders of any series of Preferred Stock to elect directors, the Board of Directors shall be and is divided into three classes, designated as Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. The Board of Directors is authorized to assign members of the Board of Directors to Class I, Class II or Class III.

4. Terms of Office. Subject to the rights of holders of any series of Preferred Stock to elect directors, each director shall serve for a term ending on the date of the third annual meeting of stockholders following the annual meeting of stockholders at which such director was elected; provided that each director initially assigned to Class I shall serve for a term expiring at the Corporation’s first annual meeting of stockholders held after the effectiveness of this Certificate of Incorporation; each director initially assigned to Class II shall serve for a term expiring at the Corporation’s second annual meeting of stockholders held after the effectiveness of this Certificate of Incorporation; and each director initially assigned to Class III shall serve for a term expiring at the Corporation’s third annual meeting of stockholders held after the effectiveness of this Certificate of Incorporation; provided further, that the term of each director shall continue until the election and qualification of his or her successor and be subject to his or her earlier death, resignation or removal.

5. Quorum. The greater of (a) a majority of the directors at any time in office and (b) one-third of the number of directors fixed pursuant to Section 2 of this Article EIGHTH shall constitute a quorum of the Board of Directors. If at any meeting of the Board of Directors there shall be less than such a quorum, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present.

6. Action at Meeting. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors unless a greater number is required by law or by this Certificate of Incorporation.

7. Removal. Subject to the rights of holders of any series of Preferred Stock, directors of the Corporation may be removed only for cause and only by the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon.

8. Vacancies. Subject to the rights of holders of any series of Preferred Stock, any vacancy or newly created directorship in the Board of Directors, however occurring, shall be filled only by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director and shall not be filled by the stockholders, unless the Board of Directors determines by resolution that any such vacancy or newly created directorship shall be filled by the stockholders. A director elected to fill a vacancy shall hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of a successor and to such director’s earlier death, resignation or removal.

9. Stockholder Nominations and Introduction of Business, Etc. Advance notice of stockholder nominations for election of directors and other business to be brought by stockholders before a meeting of stockholders shall be given in the manner provided by the Bylaws of the Corporation.

NINTH: Stockholders of the Corporation may not take any action by written consent in lieu of a meeting.

TENTH: Special meetings of stockholders for any purpose or purposes may be called at any time only by the Board of Directors, the chairperson of the Board of Directors, the chief executive officer or the president (in the absence of a chief executive officer), and may not be called by any other person or persons. Business transacted at any special meeting of stockholders shall be limited to the purpose or purposes stated in the notice of meeting.

ELEVENTH: Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of fiduciary duty owed by, or other wrongdoing by, any director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, creditors or other constituents, (c) any action asserting a claim arising pursuant to any provision of the General Corporation Law of the State of Delaware or this Certificate of Incorporation or the Bylaws of the Corporation, (d) any action to interpret, apply, enforce or determine the validity of this Certificate of Incorporation or the Bylaws of the Corporation or (e) any action asserting a claim governed by the internal affairs doctrine, in each case subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein; provided that, if and only if the Court of Chancery of the State of Delaware dismisses any such action for lack of subject matter jurisdiction, such action may be brought in another state or federal court sitting in the State of Delaware. To the fullest extent permitted by applicable law, any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article ELEVENTH. If any provision or provisions of this Article ELEVENTH shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article ELEVENTH (including, without limitation, each portion of any sentence of this Article ELEVENTH containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

IN WITNESS WHEREOF, this restated Certificate of Incorporation, which restates, integrates and amends the certificate of incorporation of the Corporation, and which has been duly adopted in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware, has been executed by its duly authorized officer this         th day of             , 2022.

EXHIBIT A

SUPPLEMENTAL INFORMATION REGARDING PARTICIPANTS

Radius Health, Inc. (“Radius” or the “Company”) is referred to in this Exhibit A as “we,” “us” and “our.”

The following tables (“Directors and Nominees” and “Officers and Employees”) set forth the name and business address of our directors and nominees, and the name, present principal occupation and business address of our officers and employees who, under the rules of the Securities and Exchange Commission (the “SEC”), are considered to be “participants” in our solicitation of proxies from our shareholders in connection with our 2022 Annual Meeting of Stockholders.

Directors and Nominees

The names and principal occupation of our directors and nominees are set forth below. The business address for our current directors and director nominees is c/o Radius Health, Inc., 22 Boston Wharf Road, 7th Floor, Boston, Massachusetts 02210.

Name	Principal Occupation
Willard H. Dere, M.D.	B. Lue and Hope S. Bettilyon Presidential Endowed Chair in Internal Medicine for Diabetes Research; Associate Vice President of Research for University of Utah Health Sciences; Co-Director of the Center for Clinical and Translational Science; Co-Director of the Center for Genomic Medicine; and Professor of Internal Medicine at the University of Utah School of Medicine
Catherine J. Friedman	Former (Retired) Managing Director, Morgan Stanley
Jean-Pierre Garnier, Ph.D.	Former (Retired) Chief Executive Officer, Pierre Fabre SA
Owen Hughes	Chief Executive Officer, of a Private Biotech Company
Jennifer Ann Jarrett	Chief Operating Officer and Member of Board of Directors, Arcus Biosciences, Inc.
Susan Vissers Lisa	Former (Retired) Senior Vice President, Investor Relations
G. Kelly Martin	President and Chief Executive Officer, Radius Health, Inc.
Sean Murphy	Former (Retired) Co-Founder and Executive Vice President, Malin PLC
Machelle Sanders	Secretary of Commerce of the State of North Carolina
Andrew C. von Eschenbach, M.D.	President, Samaritan Health Initiatives, Inc. and Adjunct Professor, University of Texas MD Anderson Cancer Center

Officers and Employees

The names and principal occupation of our executive officers and employees who are considered “participants” in our solicitation of proxies are set forth below. The principal occupation refers to such person’s position with Radius Health, Inc., and the business address for each person is Radius Health, Inc., 22 Boston Wharf Road, 7th Floor, Boston, Massachusetts 02210.

Name	Principal Occupation
G. Kelly Martin	President, Chief Executive Officer, and Director
Kim M. Clarke	General Counsel
Ethan Holdaway	Head of Investor Relations
Emer Reynolds	Vice President, Strategy, Corporate Affairs

Information Regarding Ownership of Radius Health, Inc. Securities by Participants

The number of shares of our common stock held by our directors and named executive officers as of June 3, 2022 is set forth under the “Security Ownership of Certain Beneficial Owners and Management” section of the proxy statement for our 2022 Annual Meeting of Stockholders (the “Proxy Statement”).

The number of shares of common stock held by our other employees and officers who are considered “participants” in our solicitation of proxies are set forth in the below table, including the number of securities beneficially owned by such employees and officers as of June 3, 2022 for which beneficial ownership can be acquired within 60 days of such date.

	BENEFICIAL OWNERSHIP[1]
BENEFICIAL OWNER	NUMBER OF SHARES	PERCENT OF TOTAL
Kim M. Clarke	10,000	*
Ethan Holdaway	11,270	*
Emer Reynolds	5,000	*

All current executive officers and directors as a group (14)	1,286,961	2.64%

*	Less than 1% of the outstanding shares of our common stock.
1

The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC and includes securities with respect to which a stockholder has voting or investment power. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of our common stock subject to options, warrants, RSUs or other rights held by such person that are currently exercisable or have vested or will become exercisable or will have vested within 60 days of June 3, 2022 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. On June 3, 2022, we had 47,600,500 shares of common stock outstanding. Unless otherwise indicated, the address of all listed stockholders is c/o Radius Health, Inc., 22 Boston Wharf Road, 7th Floor, Boston, Massachusetts, 02210. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Shares of Common Stock Purchase or Sold

The following table sets forth information regarding purchases and sales of the Company’s securities by each participant during the past two years. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Transaction Date	# of Shares	Description		Security
Jennifer Ann Jarrett	5/18/2022	30,000	Acquisition	Grant, award, or other acquisition pursuant to Rule 16b-3(d)	Warrants/Options
Susan Vissers Lisa	5/18/2022	30,000	Acquisition	Grant, award, or other acquisition pursuant to Rule 16b-3(d)	Warrants/Options
Mark William Conley	3/17/2022	50,000	Acquisition	Grant, award, or other acquisition pursuant to Rule 16b-3(d)	Common Stock
Martin G. Kelly	2/21/2022	75,000	Acquisition	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	2/21/2022	960,000	Acquisition	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	2/22/2021	460,000	Acquisition	Grant, award, or other acquisition pursuant to Rule 16b-3(d)	Warrants/Options

Name	Transaction Date	# of Shares	Description		Security
	2/22/2021	460,000	Acquisition	Grant, award, or other acquisition pursuant to Rule 16b-3(d)	Warrants/Options
	4/28/2020	575,000	Acquisition	Grant, award, or other acquisition pursuant to Rule 16b-3(d)	Warrants/Options
Willard H. Dere, M.D.	1/14/2022	10,000	Acquisition	Grant, award, or other acquisition pursuant to Rule 16b-3(d)	Warrants/Options
	1/14/2022	5,500	Acquisition	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	2/22/2021	10,000	Acquisition	Grant, award, or other acquisition pursuant to Rule 16b-3(d)	Warrants/Options
	2/22/2021	5,500	Acquisition	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	1/21/2021	20,000	Acquisition	Grant, award, or other acquisition pursuant to Rule 16b-3(d)	Warrants/Options
	2/26/2020	(1,925)	Disposition	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	2/20/2020	10,000	Acquisition	Grant, award, or other acquisition pursuant to Rule 16b-3(d)	Warrants/Options
	2/20/2020	5,500	Acquisition	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	2/20/2020	10,000	Acquisition	Grant, award, or other acquisition pursuant to Rule 16b-3(d)	Warrants/Options
	2/20/2020	5,500	Acquisition	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
Jean-Pierre Garnier, Ph.D.	1/14/2022	10,000	Acquisition	Grant, award, or other acquisition pursuant to Rule 16b-3(d)	Warrants/Options
	1/14/2022	5,500	Acquisition	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	2/22/2021	10,000	Acquisition	Grant, award, or other acquisition pursuant to Rule 16b-3(d)	Warrants/Options
	2/22/2021	5,500	Acquisition	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	1/21/2021	20,000	Acquisition	Grant, award, or other acquisition pursuant to Rule 16b-3(d)	Warrants/Options
	2/20/2020	10,000	Acquisition	Grant, award, or other acquisition pursuant to Rule 16b-3(d)	Warrants/Options
	2/20/2020	5,500	Acquisition	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	2/20/2020	10,000	Acquisition	Grant, award, or other acquisition pursuant to Rule 16b-3(d)	Warrants/Options
	2/20/2020	5,500	Acquisition	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock

Name	Transaction Date	# of Shares	Description		Security
Catherine J. Friedman	1/14/2022	10,000	Acquisition	Grant, award, or other acquisition pursuant to Rule 16b-3(d)	Warrants/Options
	1/14/2022	5,500	Acquisition	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	2/22/2021	10,000	Acquisition	Grant, award, or other acquisition pursuant to Rule 16b-3(d)	Warrants/Options
	2/22/2021	5,500	Acquisition	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	1/21/2021	20,000	Acquisition	Grant, award, or other acquisition pursuant to Rule 16b-3(d)	Warrants/Options
	2/20/2020	10,000	Acquisition	Grant, award, or other acquisition pursuant to Rule 16b-3(d)	Warrants/Options
	2/20/2020	5,500	Acquisition	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	2/20/2020	10,000	Acquisition	Grant, award, or other acquisition pursuant to Rule 16b-3(d)	Warrants/Options
	2/20/2020	5,500	Acquisition	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
Sean Murphy	1/14/2022	10,000	Acquisition	Grant, award, or other acquisition pursuant to Rule 16b-3(d)	Warrants/Options
	1/14/2022	5,500	Acquisition	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	2/22/2021	10,000	Acquisition	Grant, award, or other acquisition pursuant to Rule 16b-3(d)	Warrants/Options
	2/22/2021	5,500	Acquisition	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	1/21/2021	20,000	Acquisition	Grant, award, or other acquisition pursuant to Rule 16b-3(d)	Warrants/Options
	8/10/2020	30,000	Acquisition	Grant, award, or other acquisition pursuant to Rule 16b-3(d)	Warrants/Options
Owen Hughes	1/14/2022	10,000	Acquisition	Grant, award, or other acquisition pursuant to Rule 16b-3(d)	Warrants/Options
	1/14/2022	5,500	Acquisition	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	2/22/2021	10,000	Acquisition	Grant, award, or other acquisition pursuant to Rule 16b-3(d)	Warrants/Options
	2/22/2021	5,500	Acquisition	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	1/21/2021	40,000	Acquisition	Grant, award, or other acquisition pursuant to Rule 16b-3(d)	Warrants/Options
	2/26/2020	(2,750)	Disposition	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock

Name	Transaction Date	# of Shares	Description		Security
	2/20/2020	10,000	Acquisition	Grant, award, or other acquisition pursuant to Rule 16b-3(d)	Warrants/Options
	2/20/2020	5,500	Acquisition	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	2/20/2020	10,000	Acquisition	Grant, award, or other acquisition pursuant to Rule 16b-3(d)	Warrants/Options
	2/20/2020	5,500	Acquisition	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
Machelle Sanders	1/14/2022	10,000	Acquisition	Grant, award, or other acquisition pursuant to Rule 16b-3(d)	Warrants/Options
	1/14/2022	5,500	Acquisition	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	1/4/2021	30,000	Acquisition	Grant, award, or other acquisition pursuant to Rule 16b-3(d)	Warrants/Options
Andrew C. von Eschenbach, M.D.	1/14/2022	10,000	Acquisition	Grant, award, or other acquisition pursuant to Rule 16b-3(d)	Warrants/Options
	1/14/2022	5,500	Acquisition	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	1/4/2021	30,000	Acquisition	Grant, award, or other acquisition pursuant to Rule 16b-3(d)	Warrants/Options

Miscellaneous Information Concerning Participants

Other than as set forth in this Exhibit A or the Definitive Proxy Statement, none of the participants or their associates (i) beneficially owns, directly or indirectly, any shares or other securities of Radius Health, Inc. or any of our subsidiaries or (ii) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the annual meeting other than, with respect to each director nominee, such nominee’s interest in election to our board of directors. In addition, neither we nor any of the participants listed above has been within the past year a party to any contract, arrangement or understanding with any person with respect to any of our securities, including, but not limited to, joint ventures, loan, or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies.

Other than as set forth in this Exhibit A or the Definitive Proxy Statement, neither we nor any of the participants listed above or any of their associates have or will have (i) any arrangements or understandings with any person with respect to any future employment by us or our affiliates or with respect to any future transactions to which we or any of our affiliates will or may be a party or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of our last fiscal year or any currently proposed transactions, or series of similar transactions, to which we or any of our subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

None of the participants listed has been convicted in a criminal proceeding within the past ten (10) years.

RADIUS HEALTH, INC. 2022 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JULY 8, 2022 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) G. Kelly Martin and Kim M. Clarke, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of Radius Health, Inc. that the stockholder(s) is/are entitled to vote at the 2022 Annual Meeting of Stockholders the (“Annual Meeting”) to be held virtually via live webcast on the internet at www.cesonlineservices.com/rdus22_vm at 10:00 AM EDT on July 8, 2022, and any adjournment, continuation, or postponement thereof. To participate in the Annual Meeting, you must pre-register at www.cesonlineservices.com/rdus22_vm by 10:00 a.m. EDT, on July 7, 2022. Such proxies are authorized to vote in their discretion (x) for election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation, or postponement thereof. This proxy, when properly executed, will be voted in the manner directed therein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. IMPORTANT – PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY. THANK YOU FOR VOTING. (Continued and to be dated and signed on reverse side) SEE REVERSE SIDE 5TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE YOUR PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED5 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting The Notice and Proxy Statement and Annual Report are available at: www.proxyvoting.com/RDUS B L U E P R O X Y

Please mark vote as indicated in this example THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED The Board of Directors unanimously recommends a vote “FOR ALL” of the nominees listed in Proposal 1 and “FOR” Proposals 2, 3 and 4. in this example 1. To elect the following nominees as Class II Directors to serve until the 2025 Annual Meeting of Stockholders of the Company, or until their respective successors shall have been duly elected and qualified. Nominees: Nominees: 01. Catherine J. Friedman 02. Jean-Pierre Garnier, Ph.D. 03. Andrew C. von Eschenbach, M.D FOR ALL WITHHOLD ALL FOR ALL EXCEPT INSTRUCTIONS: To withhold from an individual nominee, mark the “FOR ALL EXCEPT” box and write the name(s) of the individual nominee(s) on the line below: 2. Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. 3. To approve the amendment and restatement of the Restated Certificate of Incorporation of Radius Health, Inc. to eliminate the supermajority voting provisions. 4. To approve, on a non-binding advisory basis, the compensation of our named executive officers. We will also transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment thereof. FOR AGAINST ABSTAIN Date (Signature) (Signature if held jointly) When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian or other fiduciary, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in full partnership name by an authorized person. PLEASE MARK, SIGN, DATE AND RETURN THIS BLUE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE TO VOTE BY MAIL, PLEASE DETACH HERE, MARK, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED TO AUTHORIZE YOUR PROXY BY TELEPHONE OR INTERNET QUICK EASY IMMEDIATE Your telephone or internet proxy authorizes the Proxies to vote your shares in the same manner as if you marked, signed and returned your BLUE proxy card. AUTHORIZE YOUR PROXY BY INTERNET: THE WEB ADDRESS IS www.proxyvoting.com/RDUS. You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form. AUTHORIZE YOUR PROXY BY PHONE: You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form. Call Toll Free (866) 540-5757 There is NO CHARGE to you for this call OPTION A: You are encouraged to review each proposal and select a voting choice before you submit your proxy. Please press 0 in order to vote on each proposal separately. OPTION B: If you prefer not to select a voting choice with respect to each proposal you may press 1 to submit a proxy. If you select this option, your shares will be voted in accordance with the recommendations made by the Board of Directors. Internet and Telephone voting is available through 11:59 P.M. Eastern Daylight Time on July 7, 2022. CONTROL NUMBER for Telephone/Internet Proxy Authorization